UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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WAVE SYSTEMS CORP.

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WAVE SYSTEMS CORP.
480 Pleasant Street
Lee, Massachusetts 01238

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 18, 2015
TO THE STOCKHOLDERS OF WAVE SYSTEMS CORP.:
Notice is hereby given that the 2015 Annual Meeting of Stockholders of Wave Systems Corp. (the “Company”) will be held at 2:00 p.m. PST on June 18, 2015 at the Dolce Hayes Mansion, 200 Edenvale Avenue, San Jose, California, for the following purposes:
1.To re-elect Nolan Bushnell, R. Stephen Cheheyl, David Côté, Lorraine Hariton and William M. Solms as directors of the Company to hold office until the next Annual Meeting and until their successors are duly elected and qualified;

2.To approve the Wave Systems Corp. 2015 Long-Term Incentive Plan;

3.To approve an amendment to the Wave Systems Corp. Amended and Restated 1994 Employee Stock Option Plan increasing the limit on the number of shares that may be subject to stock options awarded to an employee in any fiscal year and expanding the class of eligible participants;

4.To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement;

5.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015; and

6.To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 29, 2015 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders and at any adjournments or postponements thereof.
We are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders on the Internet. On or about May 8, 2015, we will mail to our stockholders of record as of April 29, 2015 (other than those who have previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and Annual Report via the Internet beginning on May 8, 2015. The Notice also instructs stockholders on how to access the proxy card to vote via the Internet or by telephone. If you receive a Notice by mail you will not receive a printed copy of the proxy materials unless you specifically request them. Both the Notice and the Proxy Statement contain instructions on how you can request a paper copy of the Proxy Statement and Annual Report.

By Order of the Board of Directors,

Walter A. Shephard

Chief Financial Officer and Secretary
Lee, Massachusetts
April 30, 2015

YOUR VOTE IS IMPORTANT
If you do not expect to attend the Annual Meeting, or if you do plan to attend but wish to vote by proxy, please complete, sign, date and return promptly the enclosed proxy card in the enclosed postage-paid envelope, or vote as instructed in the Notice of Internet Availability of Proxy Materials.

WAVE SYSTEMS CORP.
480 Pleasant Street
Lee, Massachusetts 01238

PROXY STATEMENT

2015 ANNUAL MEETING OF STOCKHOLDERS
to be held on June 18, 2015
General
This Proxy Statement is being furnished to the holders of the common stock, $.01 par value per share (the “Common Stock”) of Wave Systems Corp., a Delaware corporation (the “Company”), in connection with the solicitation by the Board of Directors of proxies for use at the 2015 Annual Meeting of Stockholders to be held on June 18, 2015 (the “Annual Meeting”) commencing at 2:00 pm PST, at the Dolce Hayes Mansion, 200 Edenvale Avenue, San Jose, California, and at any adjournments or postponements thereof. The matters to be considered and acted upon at the meeting, which are described in this Proxy Statement in greater detail below, are:
1.To re-elect Nolan Bushnell, R. Stephen Cheheyl, David Côté, Lorraine Hariton and William M. Solms as directors of the Company to hold office until the next Annual Meeting and until their successors are duly elected and qualified;

2.To approve the Wave Systems Corp. 2015 Long-Term Incentive Plan;

3.To approve an amendment to the Wave Systems Corp. Amended and Restated 1994 Employee Stock Option Plan increasing the limit on the number of shares that may be subject to stock options awarded to an employee in any fiscal year and expanding the class of eligible participants;

4.To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement;

5.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015; and

6.To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

The principal executive offices of the Company are located at 480 Pleasant Street, Lee, Massachusetts 01238. The approximate mailing date of this Proxy Statement and the accompanying proxy is May 8, 2015.
Important Notice Regarding Availability of Proxy Materials for Stockholder Meeting to be Held on June 18, 2015
Under rules adopted by the SEC, we are furnishing proxy materials to our stockholders via the Internet, instead of mailing printed copies of those materials to each stockholder. Stockholders not receiving a paper copy of the proxy materials may access such materials on the website referred to in the Notice of Internet Availability of Proxy Materials (“Notice”). On or about May 8, 2015, we will mail to our stockholders of record as of April 29, 2015 (other than those who previously requested electronic or paper delivery) the Notice containing instructions on how to access our proxy materials via the Internet, including this Proxy Statement and our 2014 Annual Report to shareholders (the "Annual Report"). Our proxy materials will be accessible via the Internet beginning May 8, 2015. The Notice also instructs you on how to access your proxy card to vote through the Internet or by telephone. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice and this Proxy Statement. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials in paper format until you elect otherwise. This Proxy Statement and the Annual Report to stockholders are available on our Internet website at www.wave.com/about/investors/annual_report.asp.

Voting Rights and Votes Required
Only stockholders of record at the close of business on April 29, 2015 will be entitled to notice of, and to vote at, the Annual Meeting. As of April 29, 2015, the Company had outstanding 51,475,368 shares of Class A Common Stock and 8,885 shares of Class B Common Stock. Each stockholder is entitled to one vote for each share of Class A and/or Class B Common Stock held as of the record date on the matters to be considered at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the meeting. Shares of Common Stock present in person, or represented by proxy, will be counted for purposes of determining whether a quorum exists at the meeting. Abstentions, including those recorded by brokers holding their customers’ shares, will be counted in determining whether a quorum exists at the meeting.
Under our By-Laws, in uncontested elections (which is the case for the Annual Meeting), a majority of votes cast is required for the election of each director-nominee listed in proposal 1. The number of votes cast “for” a director-nominee must exceed the number of votes cast “against” that nominee. Abstentions and broker non-votes are not counted as votes “for” or “against” a director-nominee and, therefore, will have no effect. Furthermore, in accordance with our Director Resignation Policy, our Board of Directors will nominate an incumbent director for re-election only if the director agrees that, in the event the director fails to receive the required majority vote for re-election, he or she will tender, promptly following certification of the election results, an irrevocable resignation that will be effective upon acceptance by the Board of Directors. If an incumbent director fails to receive the required majority vote for re-election, our Nominating and Governance Committee will act on an expedited basis to determine whether to recommend acceptance or rejection of the director’s resignation and submit its recommendation for prompt consideration by the Board of Directors. Our Board of Directors will act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision regarding the tendered resignation by filing a Current Report on Form 8-K with the SEC no later than 90 days following certification of the election results.

Any director who tenders his or her resignation pursuant to our Director Resignation Policy may not participate in any Nominating and Governance Committee or Board of Directors decision regarding that resignation. If less than a majority of the Nominating and Governance Committee members receive the required vote in favor of their re-election in the same election, then the independent directors who received the required vote will be constituted by our Board of Directors as a committee to consider the tendered resignation(s) and make a recommendation to the Board of Directors. However, if three or fewer independent directors receive the required vote in the same election, all directors not required by the Director Resignation Policy to tender a resignation may participate in considering and recommending to the Board of Directors whether to accept or reject the resignation(s).

The affirmative vote by a majority of the shares of Common Stock present or represented by proxy at the meeting is required for proposal 2, the approval of the Wave Systems Corp. 2015 Long-Term Incentive Plan.
The affirmative vote by a majority of the shares of Common Stock present or represented by proxy at the meeting is required for proposal 3, the amendment to the Wave Systems Corp. Amended and Restated 1994 Employee Stock Option Plan increasing the limit on the number of shares that may be subject to stock options awarded to an employee in any fiscal year and expanding the class of eligible participants.
For the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (proposal 4), the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the meeting is required to approve the proposal. Although the outcome of the vote is not binding on the Company, the Board of Directors and the Compensation Committee will review the voting results and consider them in making future decisions about executive compensation programs.
The affirmative vote of a majority of the total shares of Common Stock present in person or by proxy and entitled to vote at the meeting is required for proposal 5, the ratification of our independent registered public accounting firm.
If you are a stockholder of record, you may vote (i) via the Internet pursuant to the instructions provided in the Notice of Internet Availability of Proxy Materials; (ii) by completing and mailing your proxy card, if you are receiving, or requested, a paper copy of the proxy materials; (iii) by attending the meeting and voting by written ballot; or (iv) over the telephone or via the Internet per the instructions located on your proxy card. If your shares are held in “street name” by a broker or nominee, you should follow the voting directions provided by your nominee or broker. You may complete and mail a voting instruction card to your bank or broker or, in most cases, submit voting instructions by the Internet or telephone to your bank or broker. If you provide specific voting instructions by mail, the Internet or telephone, your shares should be voted by your bank or broker as you have directed.
Abstentions with regard to proposals 2, 3, 4, 5, and 6 will be treated as shares of Common Stock that are present and entitled to vote for purposes of determining the number of shares of Common Stock present and entitled to vote with respect to such matters (and for purposes of proposals 2 and 3 as votes cast), but will not be counted as a vote in favor of such matters. Accordingly, an abstention from voting on any of such matters will have the same legal effect as a vote against such matters. If a broker or nominee holding stock in “street name” indicates on the proxy that it does not have discretionary authority to vote as to a particular matter (otherwise known as a broker non-vote), those shares of Common Stock will not be considered as present and entitled to vote with respect to such matter and, therefore, will have no effect on the outcome of the vote. Proposals 1, 2, 3, and 4 are considered “non-routine” proposals for which brokers and other nominees do not have discretionary authority to vote your shares.

The accompanying proxy may be revoked at any time before it is exercised by giving a later proxy, notifying the Secretary of the Company in writing addressed to Wave Systems Corp., Attn: Secretary, 480 Pleasant Street, Lee, Massachusetts 01238, or voting in person at the meeting.
STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO EITHER VOTE VIA THE INTERNET PURSUANT TO THE INSTRUCTIONS PROVIDED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED BY THE PROXY. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.
The Company’s Annual Report on Form 10-K, including financial statements for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 9, 2015, will be mailed to stockholders concurrent with the mailing of this Proxy Statement. The Annual Report on Form 10-K, however, is not part of the proxy solicitation material.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as to the number of shares of Common Stock of the Company beneficially owned as of April 29, 2015 by each named executive officer, each director and nominee for director of the Company, each executive officer of the Company, all executive officers and directors as a group and each beneficial owner of more than 5% of our Common Stock.

Beneficial Owner (1)	Number of Shares of Class A Common Stock Owned	Percent of Class	Number of Shares of Class B Common Stock Owned	Percent of Class	Percent of All Outstanding Common Stock
Nolan Bushnell (2)	24,168	*	—	*	*
R. Stephen Cheheyl (3)	53,750	*	—	*	*
David Côté (4)	7,500	*	—	*	*
Robert Frankenberg (5)	15,000	*	—	*	*
George Gilder (6)	58,252	*	—	*	*
Lorraine Hariton (7)	7,500	*	—	*	*
Gerard T. Feeney (8)	443,427	*	—	*	*
Walter A. Shephard (9)	42,000	*	—	*	*
William M. Solms (10)	77,249	*	—	*	*
All executive officers and directors as a group (9 persons) (11)	737,179	1.43	—	*	1.41

________________________

*	Less than one percent.

(1)
To the knowledge of the Company, each of the owners named above has sole voting and investment power with respect to the shares of Common Stock beneficially owned by him unless otherwise indicated. The address of each named executive officer, director and nominee for director is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(2)	Includes 24,168 shares of Class A Common Stock that are subject to options presently exercisable.

(3)	Includes 3,750 shares of Class A Common Stock that are subject to options presently exercisable.

(4)	Includes 7,500 shares of Class A Common Stock that are subject to options presently exercisable.

(5)	Includes 15,000 shares of Class A Common Stock that are subject to options presently exercisable.

(6)	Includes 26,668 shares of Class A Common Stock that are subject to options presently exercisable.

(7)	Includes 7,500 shares of Class A Common Stock that are subject to options presently exercisable.

(8)
Mr. Feeney’s employment with the Company terminated on April 30, 2014. Beneficial ownership information is based on data contained in the last Form 4 with transaction activity filed by Mr. Feeney with the SEC on January 28, 2013, adjusted to give effect to subsequent transactions through April 29, 2015 of which the Company is aware in connection with employment-related equity awards. The information reported for Mr. Feeney is based on information available to the Company and may not reflect current beneficial ownership.

(9)	Includes 25,000 shares of Class A Common Stock that are subject to options presently exercisable.

(10)	Includes 49,999 shares of Class A Common Stock that are subject to options presently exercisable.

(11)	Includes 547,918 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days of April 29, 2015.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
At the Annual Meeting, five directors are to be elected, each to hold office until the next annual meeting of stockholders and until his respective successor has been duly elected and qualified. The size of the Company’s Board of Directors is currently seven directors, which will be reduced to five in conjunction with the Annual Meeting in light of the fact that Robert Frankenberg and George Gilder have elected not to run for re-election at this Annual Meeting. If no direction is given to the contrary, all proxies received by the Board of Directors will be voted “FOR” the election as directors of each of the following nominees. In the event that any nominee declines or is unable to serve, the proxy solicited herewith may be voted for the election of another person in his stead at the discretion of the proxies. The Board of Directors has no reason to believe that any of the nominees will not be available to serve.

Set forth below is the name and age of each nominee, their position with the Company, if any, the year in which each first became a director, the principal occupation and employment of each over the last five years and other directorships, if any, held at any time within the last five years. Each nominee is currently a director of the Company. There are no family relationships between any of our directors, nominees for director, or executive officers.
The Board of Directors recommends that the stockholders vote “FOR” the election of each of the nominees.
Information Regarding the Nominees for Director

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Director Since
Nolan Bushnell(2)(3)(4)	72
Member of the Board of Directors since 1999. Chairman of Brainrush, Inc., an educational software company, since August 2012. eChairman of Tapcode, Inc., a digital entertainment company, since February 2009, where he is involved in the development of streaming media distribution models for Internet entertainment. Chairman and Chief Executive Officer of uWink, Inc., a digital entertainment company, from December 1999 to February 2009, where he was involved in the development of streaming media distribution models for Internet entertainment. While providing stability and continuity to the Board of Directors, Mr. Bushnell also brings valuable leadership experience as an entrepreneur in the technology industry. Mr. Bushnell’s current term as director expires in 2015.
			1999
David Côté (1)(2)(3)	60
Member of the Board of Directors since March 2014 and Chairman of the Board of Directors since December 2014. From July 2009 to May 2013 Mr. Côté was Chief Executive Officer and President of Symmetricom, a network, data center and government solutions provider that was acquired in 2013; From October 2002 to June 2008, Mr. Côté was Chief Executive Officer and President of Packeteer, a pioneer in wide area network optimization that was acquired in 2008; Mr. Côté earlier served as General Manager and Vice President of Worldwide Marketing for Integrated Device Technology; Mr. Côté has also held various marketing positions including the Director of Marketing for Apple Computer; Mr. Côté’s current term as director expires in 2015.
			2014
R. Stephen Cheheyl (3,5)	69	Member of the Board of Directors since April 2015. Since January 1996, Mr. Cheheyl has served as a business consultant and has served on over ten boards of directors for both public and private companies. Previously, Mr. Cheheyl was the Chief Financial Officer of three public companies; Wellfleet Communications, Alliant Computer and Applicon. Mr. Cheheyl's current term as director expires in 2015.	2015
Lorraine Hariton(1)(2)	60
Member of the Board of Directors since March 2014. From September 2009 to February 2014 Ms. Hariton served as Special Representative for Commercial and Business Affairs for the United States Department of State; From July 2008 to August 2009 Ms. Hariton was Business Consultant of Echelon, responsible for market development and government relations; Prior to joining Echelon, Ms. Hariton served as Director for Xeolux, Beatnik and IODA; Ms. Hariton was President and Chief Executive Officer of Apptera from June 2003 to December 2004 and was President and Chief Executive Officer of Beatnik, Inc. from January 1999 to June 2002; Ms. Hariton has also served various marketing, business development, strategic planning and sales positions at NCD, Verifone, ROLM Corporation and IBM; Ms. Hariton’s current term as director expires in 2015.
			2014
William M. Solms	51
Chief Executive Officer of the Company since October 2013 and President since March 2014; Vice President of North American Sales of the Company from June 2013 to October 2013; Prior to joining the Company Mr. Solms was Vice President of Sales and Business Development of IntelliDyne from July 2011 to June 2013; Prior to IntelliDyne Mr. Solms was Vice President of Business Development of A-T Solutions; From September 2009 to September 2010 Mr. Solms was Director of United States Sales of Oracle and from September 2005 to September 2009 he was a Sales Executive of Microsoft; Prior to his career in software sales, Mr. Solms was an Action Officer for the Joint Chiefs of Staff; Prior to joining the Joint Chiefs of Staff, Mr. Solms experienced a distinguished career in the United States Army. Mr. Solms’ current term as a director expires in 2015.

			2013
(1)    Member of Nominating and Governance Committee.
(2)    Member of Compensation Committee.
(3)    Member of Audit Committee.

(4)    Member of the Executive Committee.
(5)    Independent Audit Committee financial expert.

Information Regarding Each Executive Officer Who is Not a Director

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Officer Since
Walter A. Shephard	61	Chief Financial Officer of the Company since April 1, 2014; Secretary of the Company since April 30, 2014; Chief Financial Officer of Luminus Devices, Inc. from 2010 to November 2013; Chief Financial Officer, Vice President of Finance and Treasurer of Zygo Corporation from 2004 to 2010.	2014

CORPORATE GOVERNANCE
The Board of Directors met six times during 2014. In 2014, all members of the Board of Directors and each committee thereof attended at least 75% of the meetings of the Board of Directors and each committee of which they were a member. In 2014, the Committees of the Board of Directors included a separately designated standing Audit Committee, Compensation Committee, Nominating and Governance Committee and Executive Committee. In October 2014, the Board of Directors approved the dissolution of the the Executive Committee. Accordingly, the Executive Committee no longer exists.

The Company strongly encourages each director to attend the Annual Meeting. All of the Company’s directors attended the 2014 Annual Meeting of Stockholders, with the exception of Mr. Cheheyl who was not a director at the time of the 2014 Annual Meeting of Stockholders.
Board of Directors Leadership Structure and Role in Risk Oversight
Our guidelines on significant governance issues and by-laws currently permit the offices of Chief Executive Officer and Chairperson of the Board of Directors to be held by separate individuals, and that the Chairperson of the Board of Directors must be a director of the Company. On December 1, 2014, we announced the passing of longtime Chairman and member of the Board of Directors, John E. Bagalay, Jr. Following Mr. Bagalay’s passing, the Board of Directors appointed David Côté, an independent director, as Chairman of the Board of Directors. The responsibilities of our independent Chair include presiding over meetings of the Board of Directors and participating in development of the Board of Directors agenda, as well as facilitating the discussions and interactions of the Board of Directors to ensure that all directors’ viewpoints are heard and considered. Our President and Chief Executive Officer is William Solms. Mr. Solms has been our President since March 2014 and our Chief Executive Officer since October 2013.

Our Board of Directors believes that the separation of these two critical roles best serves our Company at this time because it allows Mr. Solms to focus on his roles as President and Chief Executive Officer and provide leadership over our day to day operations while Mr. Côté, as our independent Chairman, focuses on leadership of the Board of Directors. We believe that this leadership structure enhances the accountability of the Chief Executive Officer to the Board of Directors and strengthens the Board of Directors overall independence from management.

Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk oversight is to understand the risks our Company faces, the steps management is taking to manage those risks and to assess management’s appetite for risk. It is management’s responsibility to manage risk and bring to the attention of the Board of Directors material risks facing our Company. Our Board of Directors receives regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments which are each integrated with enterprise-risk exposures. Our Board of Directors also approves our Chief Executive Officer’s compensation and performance goals for each year. In doing so, the Board of Directors has an opportunity to ensure that the

Chief Executive Officer’s goals include responsibility for broad risk management. The involvement of the full Board of Directors in setting our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy.

While the Board of Directors has the ultimate responsibility for risk oversight, each committee of the Board of Directors also has responsibility for risk oversight. For example, the Audit Committee focuses on financial risk, including internal controls, and risks associated with our strategic initiatives, current and potential investments, as well as cash, debt and equity management and our ongoing ability to access capital markets. The Audit Committee receives an annual risk assessment report from our Chief Financial Officer. The Compensation Committee evaluates and sets compensation programs that encourage decision making predicated upon a level of risk consistent with our business strategy.

In addition, the Compensation Committee reviews compensation and benefit plans affecting employees, as well as those applicable to executive officers. Finally, the Nominating and Governance Committee oversees succession risk, including Board of Directors and Chief Executive Officer succession and evaluates director skills and qualifications to appoint particular directors to our standing committees based upon the needs of that committee. Each committee makes reports regarding risk oversight in their area of responsibility to the Board of Directors at the next regularly scheduled Board of Directors meeting immediately following a committee meeting.

Director Independence
The Board of Directors has determined that Messrs. Bushnell, Côté, Cheheyl, Frankenberg and Gilder and Ms. Hariton are each “independent” directors as defined in Rule 5605 of the NASDAQ Listing Rules. In addition, based on such standards, the Board of Directors determined that Mr. Solms is not independent because he is our President and Chief Executive Officer. The Board of Directors made this determination based upon all facts and circumstances known to the Board of Directors, including, among other things, a review of questionnaires submitted by these directors.
Audit Committee
The current members of the Audit Committee are Messrs. Bushnell, Côté, Cheheyl and Frankenberg, each of whom is independent, as independence is defined in Rule 5605 of the NASDAQ Listing Rules and Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and free from relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. Immediately after the Annual Meeting, the Audit Committee will consist solely of Messrs. Bushnell, Côté, Cheheyl due to Mr. Frankenberg electing not to run for re-election to the Board of Directors at the Annual Meeting. The Board of Directors has determined that the Audit Committee has at least one financial expert serving on its Audit Committee. Messrs. Cheheyl, Bushnell and Frankenberg are financial experts, as such term is defined in Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. The Audit Committee reviews the services provided by the Company’s independent auditors, consults with the independent auditors on audits and proposed audits of the Company, and reviews the need for internal auditing procedures and the adequacy of the Company’s internal control systems. In 2014, the Audit Committee held four meetings. The Audit Committee has a written charter. The charter can be found on the Company’s Internet website at www.wave.com/corporate-governance.
Nominating and Governance Committee
The current members of the Nominating and Governance Committee are Messrs. Bushnell, Côté and Frankenberg and Ms. Hariton, each of whom is independent, as independence is defined in Rule 5605 of the NASDAQ Listing Rules. Immediately after the Annual Meeting, the Nominating and Governance Committee will consist solely of Messrs. Bushnell and Côté and Ms. Hariton, due to Mr. Frankenberg electing not to run for re-election to the Board of Directors at the Annual Meeting. The Nominating and Governance Committee establishes procedures for identifying potential candidates for appointment or election as directors, reviews and makes recommendations regarding the criteria for Board of Directors membership, and proposes nominees for election at the annual meetings and candidates to fill Board of Directors vacancies. The procedures for identifying potential candidates include soliciting recommended candidates from the Board of Directors as well as from other sources familiar with the Company’s industry and then researching the background and experience of such recommended candidates. In identifying candidates to recommend for election to the Board of Directors, the Nominating and Governance Committee considers the following criteria (i) personal and professional integrity, ethics and values, (ii) experience in corporate governance, (iii) experience in the Company’s industry, (iv) experience as a board member of another public company and (v) practical and mature business judgment. The Nominating and Governance Committee will consider recommendations for nominees from any stockholder who is entitled to vote for the election of directors. The stockholder must give written notice of his or her intention to propose a nominee to the Secretary of the Company, at 480 Pleasant Street, Lee, Massachusetts 01238, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices not less than sixty (60)

days and not more than ninety (90) days prior to the scheduled annual meeting (except that if less than seventy (70) days’ notice of the date of the scheduled annual meeting is given, notice by the stockholder may be delivered or received not later than the tenth (10th) day following the day on which such notice of the date of the scheduled annual meeting is given). Recommendations must be accompanied by the consent of the individual being recommended to be nominated, to be elected and to serve. The submission also should include a statement of the candidate’s business experience and other business affiliations, and otherwise comply with the provisions of the Company’s bylaws. The Nominating and Governance Committee evaluates nominees made by stockholders the same way it does any other nominees, as described above. The Board of Directors does not have a policy with regard to the consideration of diversity in identifying director nominees, and the Nominating and Governance Committee has not historically otherwise made diversity a consideration in its nomination process. The Nominating and Governance Committee has a written charter. The charter can be found on the Company’s Internet website at www.wave.com/corporate-governance. In 2014, the Nominating and Governance Committee held one meeting.

Executive Committee
The Executive Committee was dissolved in October 2014 and its responsibilities were assumed by the Nominating and Governance Committee. The members of the Executive Committee were Messrs. Bushnell and Frankenberg, each of whom is independent, as independence is defined in Rule 5605 of the NASDAQ Listing Rules. The Executive Committee assisted the Chairman of the Company in the interim between meetings of all members of the Board of Directors. The Executive Committee was responsible for bringing material matters to the attention of the Board of Directors and preparing the deliberation process of the Board of Directors, thus accelerating vital decisions for the Company. However, the Board of Directors did not delegate its full power to the Executive Committee and asked that the Executive Committee include all members of the Board of Directors in major decisions affecting the Company. In 2014, the Executive Committee did not meet.

Compensation Committee
The current members of the Compensation Committee are Messrs. Bushnell, Frankenberg and Gilder and Ms. Hariton, each of whom is independent, as independence is defined in Rule 5605 of the NASDAQ Listing Rules. Immediately after the Annual Meeting, the Compensation Committee will consist solely of Mr. Bushnell and Ms. Hariton due to Messrs. Frankenberg and Gilder electing not to run for re-election to the Board of Directors at the Annual Meeting. The Compensation Committee’s authority and responsibilities include: (i) assisting the Board of Directors in developing and evaluating potential candidates for executive positions, (ii) evaluating (on an annual basis) the Chief Executive Officer’s performance and setting his annual compensation, including salary, bonus, incentive and equity compensation, (iii) providing oversight of management’s decisions concerning the performance and compensation of the Company’s other officers, (iv) reviewing and administering incentive compensation and equity based compensation plans and (v) such other activities, consistent with the Compensation Committee’s charter and the Company’s certificate of incorporation and by-laws, as the Compensation Committee or the Board of Directors may deem appropriate. The Compensation Committee consults with and considers recommendations made by the Chief Executive Officer on all matters relating to executive compensation, including salary, bonus, incentive and equity based compensation, other than the compensation of the Chief Executive Officer. The Compensation Committee does not delegate any of its functions or authority to others. The Compensation Committee has the authority to retain and terminate any compensation consultants, outside counsel and other advisors as it deems necessary or appropriate to assist it with its responsibilities and has the sole authority to approve any such advisor’s fees and other terms of such retention. The Compensation Committee has not utilized outside consultants in determining or recommending executive compensation. In 2014, the Compensation Committee held one meeting. The Compensation Committee has a written charter. The charter can be found on the Company’s Internet website at www.wave.com/corporate-governance.Compensation Committee Interlocks and Insider Participation.

None of the members of the Compensation Committee of the Company (Messrs Bushnell, Frankenberg and Gilder and Ms. Hariton) were, or are, officers or employees of the Company, nor was any executive officer of the Company a director or member of the compensation committee of another entity, one of whose executive officers or directors served on the Compensation Committee or as a director of the Company. None of the members of the Compensation Committee of the Company had, or have, any relationship with the Company, which would require disclosure under “Certain Relationships and Related Transactions” herein.

Communications with the Board of Directors
Stockholders may send communications to the Board of Directors by mail to the Chairman of the Board of Directors, c/o Wave Systems Corp., 480 Pleasant Street, Lee, Massachusetts 01238. Each communication will then be presented to the entire Board of Directors at the next meeting of the Board of Directors.
Code of Business Conduct and Ethics
We have adopted a corporate Code of Business Conduct and Ethics that applies to all of our officers and employees. The Code of Business Conduct and Ethics can be found on the Company’s Internet website at www.wave.com/corporate-governance. We intend to disclose on our website any material amendments to or waivers of the code applicable to our executive officers within four (4) business days following such amendment or waiver.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for the year ended December 31, 2014 with management. In reliance on the reviews and discussions referred to above, the Compensation Committee recommended to the Board of Directors, and the Board of Directors has approved, that the CD&A be included in the Proxy Statement for the Annual Meeting for filing with the SEC.
By the Compensation Committee of the Board of Directors:
Compensation Committee
Nolan Bushnell
Robert Frankenberg
George Gilder
Lorraine Hariton

The Compensation Committee report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933 or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.
AUDIT COMMITTEE REPORT
The audit committee is governed by a written charter adopted by the Board of Directors.
Report to Stockholders
The Audit Committee met with members of the Company’s management team and KPMG, LLP ("KPMG"), its independent registered public accounting firm, to review and discuss the audited financial statements, as well as the unaudited quarterly financial statements, for the fiscal year ended December 31, 2014. The Audit Committee received from KPMG the written disclosures and letter regarding the accountant’s independence required by applicable requirements of the Public Company Accounting Oversight Board (the "PCAOB") and discussed independence with KPMG. In addition, the Audit Committee discussed with the accountant the accountant’s independence and other matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the PCAOB in Rule 3200 T. Based on the foregoing meetings and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the Securities and Exchange Commission on March 9, 2015.
Audit Committee
David Côté
Nolan Bushnell
Robert Frankenberg

The Audit Committee report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933 or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The Company’s executive compensation program is administered by the Compensation Committee of our Board of Directors, which is comprised entirely of independent directors. The Company’s “named executive officers” are William M. Solms (President and Chief Executive Officer), and Walter A. Shephard (Chief Financial Officer) and Gerard T. Feeney, Wave’s former Senior Vice President, Finance and Administration and Chief Financial Officer. Mr. Shephard replaced Mr. Feeney effective April 1, 2014. Mr. Feeney’s employment with the Company terminated on April 30, 2014.

The objectives of the Company’s compensation programs for our named executive officers are to:

•	attract, retain and reward our named executive officers for contributions to the Company’s overall success;

•	ensure that our named executive officers have incentives to achieve substantial growth in stockholder value;

•	align incentives with the long term interests of our stockholders; and

•	encourage and reward high performance and accountability.

Advisory Vote on Compensation
Consistent with the stockholder resolution on the frequency of the vote to approve executive compensation, the Compensation Committee has determined to submit an advisory vote on an annual basis.
At our 2014 Annual Meeting, we held a non-binding stockholder vote on our executive compensation program. At the meeting, approximately 91% of the votes cast on the “say on pay” proposal were voted in favor of the proposal. The Compensation Committee considered the results of the vote and, noting the support from stockholders, continues to believe that the Company’s executive compensation program provides appropriate incentives to meet the Company’s strategic and business objectives. Accordingly, the Compensation Committee did not make any material changes to our overall compensation program for our named executive officers in 2014. The Compensation Committee will continue to consider the voting results, competitive pay practices, and corporate governance best practices, when making future compensation decisions for our named executive officers.
Recommendation on Say-on-Pay Vote
In light of our pay-for-performance alignment in both the short-term and the long-term and the Compensation Committee’s determination that our named executive officer compensation is not reasonably likely to have a material adverse effect on the Company (as described in more detail below under “Risk Management”), the Compensation Committee recommends that our stockholders vote favorably on this year’s resolution to approve the 2014 compensation of our named executive officers.

Elements of Compensation
The elements of the Company’s compensation program for our named executive officers consist of base salary, fixed and incentive bonuses and participation in stock option and other benefit plans generally available to other employees. In determining the amounts to be paid or awarded under each element of the program, the Compensation Committee generally strives to strike an optimal balance in furtherance of the compensation program’s overall objectives set forth above and described in more detail below. Base salary and bonus compensation for our named executive officers are also largely governed by the employment or other letter agreements between the Company and those officers as described in more detail below.
Base Salary. Salaries for the Company’s named executive officers were initially set based on negotiations at the time of recruitment. The 2014 base salary for Mr. Solms and Mr. Feeney remain unchanged from 2013.

On December 19, 2013, the Compensation Committee and Mr. Solms entered into a Letter Agreement (the “Solms Letter Agreement”) regarding his compensation plan. The purpose of the Solms Letter Agreement was to memorialize Mr. Solms’ base salary, annual incentive bonus opportunity, stock option grant and other employee benefits. Mr. Solms’ compensation does not include a fixed annual bonus component, but rather an incentive bonus based on the achievement of specific objectives. Mr. Solms’ base salary was set at $200,000 per year with an annual bonus opportunity of up to 100% of base salary if maximum business performance criteria are met. Salary increases for Mr. Solms, if any, are determined by the Compensation Committee.

On March 31, 2014, the Compensation Committee and Mr. Shephard entered into a Letter Agreement (the “Shephard Letter Agreement”) regarding his compensation plan. The purpose of the Shephard Letter Agreement was to memorialize Mr. Shephard’s base salary, annual incentive bonus opportunity, stock option grant and other employee benefits. Mr. Shephard’s compensation does not include a fixed annual bonus component, but rather an incentive bonus based on the achievement of specific objectives. Mr. Shephard’s base salary was set at $190,000 per year with an annual bonus opportunity of up to $135,000 ($101,250 for 2014 based on his actual service period), paid quarterly, if business performance criteria are met. Salary increases for Mr. Shephard, if any, are determined by the Compensation Committee.
Bonuses. The Solms Letter Agreement and the Shephard Letter Agreement specify that Messrs. Solms and Shephard are only eligible to earn an incentive bonus which is performance based. The objective of the incentive bonus is to encourage and reward high performance of the executive’s duties in furthering important strategic objectives of the Company, which for 2014 included:

•	improving operational efficiencies within the organization and reducing operating expenses;

•	securing and building upon contractual relationships with OEM partners and other customers;

•	forming strategic alliances with companies that market complementary products and services;

•	developing reseller relationships and other distribution channels for our products and services;

•	implementing marketing and advertising initiatives promoting our products and services and the trusted computing industry in which we operate; and

•	securing capital financing, on which the Company has relied for its continuing operations.

While the Compensation Committee considers these factors in determining incentive bonuses for our named executive officers, there is no specific formula. For 2014, the Compensation Committee awarded incentive bonuses of $175,000 and $101,250 to Mr. Solms and Mr. Shephard, respectively, which were largely based on their ability to position the Company for future success. The incentive bonus payable for a given fiscal year for Messrs. Solms and Shephard are typically determined by the Compensation Committee within 60 days after the close of that fiscal year.

As described below, the Company’s employment agreement with Mr. Feeney provided for fixed quarterly bonuses in a guaranteed amount equal to 50% of annual salary as well as an opportunity to earn an incentive bonus. The guaranteed portion of the bonus was paid quarterly and its objective was to retain the services of Mr. Feeney throughout the course of the year. No incentive bonus was paid to Mr. Feeney for his service in 2014.

Long-Term Incentives. Long-term incentives consist of stock options which are provided to the named executive officers through the Company’s Amended and Restated 1994 Employee Stock Option Plan, which can reward the named executive officers and other employees through the growth in value of the Company’s Class A Common Stock. The Company believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of the named executive officers and other employees with those of stockholders.
Grants of stock options to the named executive officers under the Company’s Amended and Restated 1994 Employee Stock Option Plan are determined based upon each named executive officer’s relative position, responsibilities, historical and expected contributions to the Company, and the named executive officer’s existing stock ownership and previous option grants, with primary weight given to the named executive officer’s relative rank and responsibilities. Awards are typically granted annually during the first quarter of the year. In awarding option grants, the Compensation Committee also considers the same strategic objectives taken into account for determining incentive bonuses. We believe our stock option grants are inherently performance-based because they are granted at an exercise price equal to the market price of the Company’s Class A Common Stock on the date of grant and will only provide value to the named executive officers when the market price of the Class A Common Stock exceeds the exercise price. We have not granted stock options in coordination with the release of material, non-public information and our option grant practices are separate from discussions regarding the release of such information. Option grants are made on the date that the Compensation Committee approves the grants and are not coordinated with any other specific company events.
In December 2014, the Board of Directors concluded that certain stock options granted in 2013 and/or 2014 under the Company’s Amended and Restated 1994 Employee Stock Option Plan to Messrs. Solms, Shephard and Feeney (collectively, the “Original Stock Option Grants”) were granted in error and in excess of the annual individual award limits set forth in the Company’s Amended and Restated 1994 Employee Stock Option Plan (the “162(m) Individual Award Limit”) as a result of an oversight regarding the impact of the 1-for-4 reverse stock split completed by the Company in 2013. On December 17, 2014, the Board of Directors decided to rescind portions of the Original Stock Option Grants which exceeded the 162(m) Individual Award Limit (collectively, the “Rescinded Stock Options”) as follows:

Name	Original Grant Date	Number of Original Stock Options	Number of Rescinded Stock Options
William M. Solms	December 13, 2013	275,000	225,000
	February 1, 2014	225,000	150,000
Walter A. Shephard	April 1, 2014	250,000	175,000
Gerard T. Feeney	February 1, 2014	225,000	150,000
Because the Original Stock Option Grants were deemed to be an integral part of the executives’ compensation for the applicable fiscal year, on December 17, 2014, the Board of Directors granted each of Messrs. Solms and Shephard stock options under the Company’s Amended and Restated 1994 Employee Stock Option Plan to purchase the same number of shares of Class A Common Stock underlying their Rescinded Stock Options (the “New Executive Stock Options”) and Mr. Feeney was granted a stock option to purchase 75,000 shares of Class A Common Stock (the “New Feeney Stock Options”), with each of these stock options having the same terms, conditions and exercise price as the corresponding Rescinded Stock Options, except that if the original exercise price was below the closing price per share of Stock on the NASDAQ Capital Market on the grant date, the exercise price was increased to the higher closing price.

Name	Original Grant Date	Number of New Stock Options(1)	Vesting Schedule	Exercise Price
William M. Solms	December 13, 2013	225,000	75,000 Options on each of December 13, 2014, December 13, 2015 and December 13, 2016	$0.89
	February 1, 2014	150,000	50,000 Options on each of February 1, 2015, February 1, 2016 and February 1, 2017	$0.88(2)
Walter A. Shephard	February 1, 2014	175,000	58,334 Options on April 1, 2015 and 58,333 Options on each of April 1, 2016 and April 1, 2017	$0.90
Gerard T. Feeney	April 1, 2014	75,000	75,000 on February 1, 2016	$0.88(2)
______________________

(1)
Since these stock options are subject to stockholder approval of proposal 3, the amendment to the Wave Systems Corp. Amended and Restated 1994 Employee Stock Option Plan increasing the 162(m) Individual Award Limit and expanding the class of eligible participants, for accounting purposes, these stock options are not deemed to be granted until that approval is obtained and, therefore, no amount relating to these stock options is reported in the Summary Compensation Table for the fiscal year ended December 31, 2014. If proposal 3 is approved by our stockholders, these stock options will be reported in the Summary Compensation Table for the fiscal year ending December 31, 2015 in accordance with rules promulgated by the Securities and Exchange Commission to the extent the executive is a named executive officer for 2015.

(2)
The exercise price for the applicable Rescinded Stock Option was $0.85. To compensate Messrs. Solms and Feeney for the $.03 difference in exercise price from the Rescinded Stock Options, Messrs. Solms and Feeney were granted a special cash payment in the amount of $4,500 and $2,250, respectively.

The grants of the New Executive Stock Options and the New Feeney Stock Options are subject to stockholders approving proposal 3, the amendment to the Company’s Amended and Restated 1994 Employee Stock Option Plan increasing the 162(m) Individual Award Limit and expanding the class of eligible participants

Our named executive officers, along with all of our other employees, are also eligible to participate in our 2004 Employee Stock Purchase Plan. Under this plan, the named executive officers and employees can elect to have payroll deductions made from each paycheck, in an amount not less than 1 percent (1%) and not greater than fifteen percent (15%), during a six month period (beginning on either June 1 or December 1 and ending on the next November 30 or May 31, respectively). Unless the participant makes a withdrawal election, at the end of each six month period the accumulated payroll deductions are used to purchase shares of Class A Common Stock at a discount to the fair market value of the Class A Common Stock (85% of the fair market value on the first day of the offering period or the last day of the offering period, whichever is lower (with some exceptions).

Standard Employee Benefits. The named executive officers are entitled to participate in the same benefit programs afforded generally to all other employees of the Company. Such benefits generally include a 401(k) program, medical and dental benefits, and short-term and long-term disability plans. We do not provide any perquisites or other personal benefits to our named executive officers.

Employment Agreements
In connection with Mr. Solms’ appointment as Chief Executive Officer, the Company entered into the Solms Letter Agreement. Pursuant to the terms of the Solms Letter Agreement, Mr. Solms is entitled to receive an annual base salary of $200,000 and was eligible to earn a performance-based bonus up to an additional $200,000 for the first year of Mr. Solms employment as Chief Executive Officer (beginning on October 6, 2013).
In connection with Mr. Shephard’s appointment as Chief Financial Officer in 2014, the Company entered into the Shephard Letter Agreement. Pursuant to the terms of the Shephard Letter Agreement, Mr. Shephard is entitled to receive an annual base salary of $190,000 and is eligible to earn an annual bonus of up to $135,000 based on business performance criteria. In addition, in connection with the commencement of his employment, Mr. Shephard was granted 250,000 stock options, which vest over three years, subject to his continuous employment, and expire ten years after the date of the grant.
When determining the compensation packages for Messrs. Solms and Shephard, the Compensation Committee sought to align their compensation with the current business objectives of the Company, best competitive pay practices, and the interests of our stockholders. As such, both the Solms Letter Agreement and Shephard Letter Agreement provide for an annual incentive bonus opportunity (as opposed to a guaranteed annual bonus payment as was provided to Mr. Feeney and described below).

Since June 1998, the Company has had an employment agreement with Mr. Feeney that provided that he shall serve as Senior Vice President, Finance and Administration and Chief Financial Officer of the Company for consecutive one-year terms unless either party provides written notice to the other of its/his intention not to renew the contract not less than sixty (60) days prior to the expiration of the then current term. The employment agreement provided that Mr. Feeney was to be paid a minimum base salary of $160,000 per year, subject to increase from time to time, as determined by action of the Board of Directors upon recommendation by the Compensation Committee. The employment agreement also provided that Mr. Feeney was to be entitled to an annual bonus. The annual bonus was comprised of two portions: fixed and incentive. The fixed portion of the bonus was guaranteed and was calculated to be equal to 50% of each year’s annual salary. In 2014 Mr. Feeney’s annual base salary was $275,600 and his guaranteed bonus was $137,800. On March 31, 2014, Mr. Feeney was notified that his employment with the Company would be terminated on April 30, 2014. See “Potential Payments Upon Termination or Change of Control” for additional information regarding payments and benefits Mr. Feeney received in connection with his termination of employment on April 30, 2014.
Impact of Accounting and Tax Treatments of Compensation
The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation for our named executive officers. However, the Compensation Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to the Company with the benefit/value to the executive. The Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) since the Company has not paid, and does not currently anticipate paying compensation subject to Section 162(m) of the Code in excess of $1 million per annum to any employee. The Company intends to administer its stock option plans in accordance with Section 162(m) of the Code. In making decisions about executive compensation, the Compensation Committee also is advised upon, as needed, and considers how various elements of compensation will affect our financial reporting. For example, we consider the impact of FASB ASC Topic 718, which requires the Company to recognize compensation expense relating to equity awards (including stock options and other forms of equity compensation) based upon the fair value of those awards as of the date of their grant.

Risk Management
We reviewed all of our compensation programs and found that none would be reasonably likely to have a materially adverse effect on the Company. We believe that our balanced executive compensation program aligns the interests of our executives with stockholders by encouraging long-term performance, without encouraging excessive or unnecessary risk-taking. Further, the compensation of our named executive officers is divided amongst elements that promote both short-term and long-term performance. The option awards help to drive long-term decision making and eliminate adverse risk-taking that may occur due to year-over-year performance measurements and rewards growth over the long term. Salary and annual incentives help to drive short-term performance and are reviewed each year and payments are subject to Compensation

Committee discretion.

Summary Compensation Table
The following table provides certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities for our named executive officers for the fiscal years ended December 31, 2014 and 2013.

		Salary	Bonus	Option Awards	All Other Compensation	Total
Name and Principal Position(1)	Year	($)	($)	($)(2)	($)	($)

William M. Solms President and Chief Executive Officer	2014 2013	200,000 103,334	175,000 50,000	120,533 156,998	4,500(3) -	500,033 310,332
Walter A. Shephard (4) Chief Financial Officer and Secretary	2014	142,500	101,250	135,625	—	379,375
Gerard T. Feeney Former Senior Vice President, Chief Financial Officer and Secretary	2014 2013	91,867 275,600	45,933 237,800	120,533 152,955	461,650 (5) -	719,983 666,355

______________________

(1)	The positions for each named executive officer are the positions held on December 31, 2014.

(2)
The amount reported represents the grant date fair value of stock option awards granted during 2014 and 2013 (including any Rescinded Options), determined in accordance with FASB ASC Topic 718, and these values may not correspond to the actual value that may be realized by the executive officers. The assumptions used in the calculation of the grant date fair value of the option awards are included in Note 11 to the Company’s audited financial statements for the fiscal year ended December 31, 2014 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2015. Because the New Executive Stock Options and the New Feeney Stock Options are subject to stockholder approval of proposal 3, the amendment to the Company’s Amended and Restated 1994 Employee Stock Option Plan increasing the 162(m) Individual Award Limit and expanding the class of eligible participants, for accounting purposes, these stock options are not deemed to be granted until that approval is obtained and, therefore, no amount relating to these stock options is reported in the Summary Compensation Table for the fiscal year ended December 31, 2014. If proposal 3 is approved by our stockholders, the New Executive Stock Options will be reported in the Summary Compensation Table for the fiscal year ending December 31, 2015 in accordance with rules promulgated by the Securities and Exchange Commission to the extent the executive is a named executive officer for 2015. See “Executive Compensation-Compensation Discussion and Analysis-Elements of Compensation-Long-Term Incentives” above for additional information related to the Rescinded Stock Options, the New Executive Stock Options and the New Feeney Stock Options.

(3)
The amount reported in the “All Other Compensation” column includes a special cash payment in the amount of $4,500 to compensate Mr. Solms for the difference in exercise price for the New Executive Stock Options from the Rescinded Stock Options. See “Executive Compensation-Compensation Discussion and Analysis-Elements of Compensation-Long-Term Incentives” above for additional information related to the New Executive Stock Options and the Rescinded Stock Options.

(4)
Mr. Shephard was not a named executive officer prior to his appointment as Chief Financial Officer in March 2014 and, therefore, in accordance with SEC regulations, only compensation information for the fiscal year in which he became a named executive officer is included in the Summary Compensation Table. Mr. Shephard’s salary for 2014 is based on his $190,000 base salary earned from April 1, 2014, his date of hire, to December 31, 2014. The $101,250 incentive bonus for 2014 was earned pursuant to the Shephard Letter Agreement.

(5)
Mr. Feeney ceased serving as our Chief Financial Officer effective as of March 31, 2014 and ceased being an employee of the Company on April 30, 2014. The amounts reported in the “All Other Compensation” column includes severance in the amount of $417,000 paid to Mr. Feeney in accordance with his employment agreement with the Company, a special cash payment in the amount of $2,250 to compensate Mr. Feeney for the difference in exercise price for the New Feeney Stock Options from the Rescinded Stock Options, and a cash payment for accrued but unpaid vacation in the amount of $42,400. See “Executive Compensation-Compensation Discussion and Analysis-Elements of Compensation-Long-Term Incentives” above for additional information related to the New Feeney Stock Options and the Rescinded Stock Options and “Potential Payments Upon Termination or Change of Control” below for additional information regarding payments and benefits Mr. Feeney received in connection with his termination of employment on April 30, 2014

2014 Grants of Plan-Based Awards Table
The following table sets forth the plan-based grants made to our named executive officers during the fiscal year ended December 31, 2014.

		All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
			Awards	Awards
Name	Grant Date		($/Sh)	($)(2)
William M. Solms	2/1/2014	225,000	0.85	120,533
Walter A. Shephard	4/1/2014	250,000	0.90	135,625
Gerard T. Feeney (3)	2/1/2014	225,000	0.85	120,533

_________________________

(1)
Stock options granted to the named executives were granted under the Wave Systems Corp. Amended and Restated 1994 Employee Stock Option Plan and one-third of the options vest on each of the first three anniversaries of the grant date. On December 17, 2014, the Board rescinded portions of the stock options as follows: 150,000 stock options relating to Mr. Solms’ February 1, 2014 stock option grant; 175,000 stock options relating to Mr. Shephard’s April 1, 2014 stock option grant; and 150,000 stock options relating to Mr. Feeney’s February 1, 2014 stock option grant. Because the New Executive Stock Options and the New Feeney Stock Options are subject to stockholder approval of proposal 3, the amendment to the Company’s Amended and Restated 1994 Employee Stock Option Plan increasing the 162(m) Individual Award Limit and expanding the class of eligible participants, for accounting purposes, these stock options are not deemed to be granted until that approval is obtained and, therefore, no amount relating to these stock options is reported in this table for the fiscal year ended December 31, 2014. See “Executive Compensation-Compensation Discussion and Analysis-Elements of Compensation-Long-Term Incentives” above for additional information related to the Rescinded Stock Options, the New Executive Stock Options and the New Feeney Stock Options.

(2)
The grant date fair value of the awards was determined in accordance with FASB ASC Topic 718. These values may not correspond to the actual value that may be realized by the executive officers. The assumptions used in the calculation of the grant date fair value of the option awards are included in Note 11 to the Company’s audited financial statements for the fiscal year ended December 31, 2014 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2015.

(3)
Pursuant to Mr. Feeney’s employment agreement, in connection with his termination of employment, Mr. Feeney’s options will continue to vest for at least one year from the termination date and for the portion of time greater than one year and up to his next anniversary-vesting period. Accordingly, Mr. Feeney vested in 25,000 stock options on February 1, 2015 and will vest in 25,000 stock options on February 1, 2016. These stock options may be forfeited if Mr. Feeney does not exercise them within 90 days following February 1, 2016.

Outstanding Equity Awards at 2014 Fiscal Year-End
The table below shows outstanding equity awards held by our named executive officers as of December 31, 2014. All outstanding equity awards at December 31, 2014 are stock options.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)	Price	Date
William M. Solms	8,333	16,667 (2)	1.48	6/25/2023
	16,667	33,333 (3)	0.89	12/19/2023
	—	75,000 (4)	0.85	2/1/2024
Walter A. Shephard	—	75,000 (5)	0.90	4/1/2014
Gerard T. Feeney	12,500	—	12.48	1/19/2015
	18,750	—	7.56	3/9/2016
	38,750	—	9.76	1/23/2017
	38,750	—	7.08	1/24/2018
	52,500	—	3.24	2/2/2019
	56,250	—	7.80	1/14/2020
	56,250	—	18.36	1/14/2021
	37,500	18,750 (6)	8.80	2/9/2022
	18,750	37,500 (7)	3.82	1/24/2023
	—	75,000 (8)	0.85	2/1/2024

(1)
The Rescinded Stock Options are not included in the table above as they were not outstanding on December 31, 2014. Because the New Executive Stock Options and the New Feeney Stock Options are subject to stockholder approval of proposal 3, the amendment to the Company’s Amended and Restated 1994 Employee Stock Option Plan increasing the 162(m) Individual Award Limit and expanding the class of eligible participants, for accounting purposes, these stock options are not deemed to be granted until that approval is obtained and, therefore, no amount is reported in this table for the fiscal year ended December 31, 2014.

(2)	Options granted on June 25, 2013 and vest, subject to the executive’s continued employment with the Company, in one-third increments on each of the first three anniversaries of the grant date.

(3)	Options granted on December 19, 2013 and vest, subject to the executive’s continued employment with the Company, in one-third increments on each of the first three anniversaries of the grant date.

(4)	Options granted on February 1, 2014 and vest, subject to the executive’s continued employment with the Company, in one-third increments on each of the first three anniversaries of the grant date.

(5)	Options granted on April 1, 2014 and vest, subject to the executive’s continued employment with the Company, in one-third increments on each of the first three anniversaries of the grant date.

(6)	Options granted on February 9, 2012 and vest, subject to the executive’s continued employment with the Company, in one-third increments on each of the first three anniversaries of the grant date.

(7)
Options granted on January 24, 2013 and vest, subject to the executive’s continued employment with the Company, in one-third increments on each of the first three anniversaries of the grant date. Pursuant to Mr. Feeney’s employment contract, Mr. Feeney will continue to vest in these options through January 24, 2016.

(8)
Options granted on February 1, 2014 and vest, subject to the executive’s continued employment with the Company, in one-third increments on each of the first three anniversaries of the grant date. Pursuant to Mr. Feeney’s employment contract, Mr. Feeney will continue to vest in these options through February 1, 2016.

Option Exercises and Stock Vested in 2014
There were no option exercises during the fiscal year ended December 31, 2014 by our named executive officers.
Potential Payments Upon Termination or Change of Control
We do not offer or have in place for our continuing named executive officers any formal retirement, severance or similar compensation programs providing for additional benefits or payments in connection with a termination of employment, change in job responsibility or change in control (other than our contributory defined contribution plan). As of December 31, 2014, Messrs. Solms and Shephard would not have been entitled to any severance payments or benefits in connection with a termination of his employment. Under certain circumstances, a continuing named executive officer without an employment, severance or other agreement may be offered severance benefits to be negotiated at the time of termination.
All of the unvested stock options awarded to our continuing named executive officers and other employees would automatically vest upon a change of control of the Company. Assuming a change in control occurring on the last day of 2014, based on the closing price of our common stock of $0.80 per share on December 31, 2014, there was no value of such accelerated vesting with respect to the options held by Messrs. Solms and Shephard.
Mr. Feeney’s employment with the Company terminated on April 30, 2014. Pursuant to the terms of Mr. Feeney’s employment agreement with the Company, in the event that his employment was terminated by the Company without cause or by Mr. Feeney in certain other circumstances, Mr. Feeney would be entitled to receive (i) a lump sum payment in an amount equal to one year’s annual base salary then in effect and (ii) a lump sum payment in an amount equal to the fixed bonus that would have been earned by him in the one year period following his termination. In addition, Mr. Feeney would have been entitled to receive continued health insurance and other benefits for a period equal to the remaining portion of the one-year term of his employment then in effect. However, in the event Mr. Feeney secures employment elsewhere during the one-year period subsequent to his termination, continued health insurance and other benefits would stop once employment has begun with the new employer. In addition, pursuant to the terms of his employment agreement, Mr. Feeney’s options would continue to vest for at least one year from the termination date and for the portion of time greater than one year and up to his next anniversary-vesting period. This employment agreement also contains a two-year post termination covenant not to compete.
In connection with his termination of employment on April 30, 2014, Mr. Feeney became entitled to severance benefits consisting of a lump sum amount on the date of his termination equal to one year’s annual base salary then in effect ($275,600), a lump sum amount on the date of his termination equal to the fixed bonus that would have been earned in the one year period following termination ($137,800), a lump sum amount on the date of his termination for accrued but unpaid vacation ($42,400), and continued health insurance and other benefits for a period equal to the remaining term of employment then in effect ($3,600). In addition, Mr. Feeney’s options remained outstanding and will continue to vest for at least one year from his termination date and for the portion of time greater than one year and up to his next anniversary-vesting period. The value of such vesting benefit would have been equal to $0, taking into account the closing price of our common stock of $0.80 per share on December 31, 2014. Mr. Feeney is also subject to a two-year post termination covenant not to compete.

Director Compensation Table
The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2014.

	Fees Earned or	Option
Name	Paid in Cash ($)	Awards ($)(2)(3)	Total ($)
John E. Bagalay, Jr. (4)	113,000	14,498	127,498
Nolan Bushnell	85,500	14,498	99,998
David Côté	73,212	24,308	97,520
Robert Frankenberg	85,500	14,498	99,998
George Gilder	76,500	14,498	90,998
Lorraine Hariton	59,712	24,308	84,020
Steven Sprague (5)	34,500	—	34,500

(1)
The amounts reported in this column represent the fees earned by the non-employee directors in 2014. Note however, that as of the date hereof the non-employee directors have been paid less than the amounts reported as earned and the difference may be paid in the future based on the Company’s determination of its financial capacity to do so.

(2)
The grant date fair value of each option award computed in accordance with FASB ASC Topic 718. The amounts reported include the aggregate grant date fair value of the stock options granted in 2014 to each non-employee director, including any rescinded stock options in 2014 as a result of being mistakenly recorded and reported at the pre-reverse split grant amount of 15,000 shares. On December 17, 2014 the Board rescinded 11,250 stock options that had been granted to each non-employee director. The assumptions used in the calculation of these amounts are included in Note 11 to the Company’s audited financial statements for the fiscal year ended December 31, 2014 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2015.

(3)	The aggregate number of options held by each director as of December 31, 2014 was as follows: Bagalay, 26,668; Bushnell, 24,168; Côté, 7,500; Frankenberg, 15,000; Gilder, 26,668; and Hariton 7,500.

(4)	Mr. Bagalay served as Chairman and a member of the Board of Directors until his passing on November 29, 2014.

(5)	Mr. Sprague’s term as non-employee director expired on June 19, 2014 as he was not nominated for re-election at the 2014 Annual Meeting of Stockholders.

Under the Company’s compensation arrangement for its directors, each director who is not an employee of the Company received cash compensation of $60,000 for serving on the Board of Directors in 2014 and was paid $1,500 for each meeting attended and $1,000 for each committee meeting attended. In addition, each director who served on the Audit and/or Compensation Committees was entitled to an additional $5,000 for each committee upon which he served in 2014. In August 2014 Mr. Côté was named the Vice Chairman of the Board which entitled him to an additional $18,000 of compensation. The Chairman of the Board of Directors was entitled to an additional $35,000, over and above his director and committee fees for serving in such capacity for 2014. Mr. Bagalay served as Chairman of the Board of Directors until his passing on November 29, 2014. Mr. Côté succeeded Mr. Bagalay as Chairman in December 2014.

Under the Company’s 1994 Non-Employee Directors Stock Option Plan, each director who is not an employee of the Company receives an initial grant of options to purchase 3,750 shares of Class A Common Stock at the time the director is appointed to the Board of Directors and an annual grant to purchase 3,750 shares of Class A Common Stock at fair market value upon re-election after the annual meeting of the stockholders. Certain stock options issued in 2014 pursuant to the Company’s 1994 Non-Employee Directors Stock Option Plan were mistakenly recorded and reported at the pre-reverse split grant amount of 15,000 shares, rather than the 1-for-4 split adjusted grant amount of 3,750, and were rescinded by the Board in 2014. Options granted pursuant to the Non-Employee Directors Stock Option Plan vest the day following the grant and terminate upon the earliest to occur of (i) three months after the optionee ceases to be a director of the Company, (ii) one year after the death or disability of the optionee and (iii) ten years after the date of grant.

New Director Compensation Policy
In 2015, the Board of Directors received a benchmarking assessment of peer company director compensation from Compensia. After review of the current director compensation program against the assessment, on February 25, 2015, the Company’s Board of Directors approved a new compensation policy for non-employee directors that will become effective on July 1, 2015. The key features of the new compensation policy are as follows:

•	Non-employee directors are entitled to receive an annual cash retainer of $50,000 ;

•	The Non-Executive Chairman of the Board of Directors are entitled to receive an additional annual retainer of $25,000.

•	The Chairs of the Audit Committee, Compensation Committee and Nominating and Governance Committee are entitled to receive an additional annual retainer of $15,000, $8,000 and $7,500, respectively;

•
Members of the Audit Committee, Compensation Committee and Nominating and Governance Committee (other than the Chairs) are entitled to receive an additional annual retainer of $7,500, $5,000 and $5,000, respectively;

•
Upon first joining the Board of Directors, non-employee directors are entitled to receive an initial equity award of restricted stock units to acquire our common stock with a grant date value of $40,000. The restricted stock units will vest on the first anniversary of the grant date, subject to the director’s continued service with the Company; and

•
Non-employee directors are entitled to receive an annual equity award of restricted stock units to acquire our common stock with a value of $40,000. The restricted stock units will vest on the first anniversary of the grant date, subject to the director’s continued service with the Company.

Directors who are employees of the Company or its subsidiaries do not receive any compensation for their services as directors.
New Director Stock Ownership Guidelines
In addition, following the market analysis performed by Compensia, on February 25, 2015, the Board of Directors adopted new director stock ownership guidelines for the non-employee directors. Beginning on July 1, 2015, non-employee directors will be required to own a number of shares of common stock that is equivalent to two (2) times the general annual cash retainer (currently, $50,000) applicable to the director. The purpose of the stock ownership guidelines is to ensure that non-employee directors achieve and maintain a minimum level of stock ownership in order to demonstrate that their financial interests are aligned with stockholders. In determining whether the requisite minimum stock ownership level has been achieved, all shares owned by the non-employee director, and certain shares granted to the non-employee director, including all unvested service-based full value shares, such as restricted stock units, and the vested portion of all stock options held by the directors, are taken into account. Under the terms of the director stock ownership guidelines, directors have five years from the later of adoption of the stock ownership guidelines or their election to the Board of Directors to attain the minimum stock ownership level. Compliance with the stock ownership guidelines will be monitored annually by the Compensation Committee. Our Compensation Committee retains discretion to waive non-compliance with our director stock ownership guidelines in light of an individual director’s particular facts and circumstances from time to time.

Certain Relationships and Related Transactions
Loans Receivable from Directors/Officers
Consistent with the provisions of the Sarbanes-Oxley Act of 2002, the Company has adopted a written policy prohibiting loans to officers and directors.

Compensation to Related Parties
Peter Sprague, the father of our former director, Steven Sprague, was paid a salary of $127,197 for the year ended December 31, 2014. Peter Sprague did not earn a bonus for the year ended December 31, 2014. Peter Sprague was granted options to purchase 25,000 shares of Class A Common Stock of the Company at a strike price of $0.85 in 2014.
Michael Sprague, the brother of Steven Sprague and the son of Peter Sprague, was terminated by the Company in March 2014. He was paid a salary of $39,494 for the year ended December 31, 2014. Michael Sprague did not earn a bonus for the year ended December 31, 2014. Michael Sprague was also granted options to purchase 6,600 shares of Class A Common Stock of the Company at a strike price of $0.85 in 2014.

Our policies and procedures for the review, approval or ratification of related person transactions required to be disclosed pursuant to Item 404 of SEC Regulation S-K are as follows: (i) pursuant to the Audit Committee charter, the Audit Committee reviews all such related person transactions and reviews potential conflict of interest situations where appropriate and (ii) pursuant to the Company’s Code of Business Conduct and Ethics, conflicts of interests are generally prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons owning more than ten percent of a registered class of the Company’s equity securities (“Reporting Persons”), to file with the Securities and Exchange Commission (the “Commission”) reports of ownership and changes in ownership of equity securities of the Company. Such persons are also required to furnish the Company with copies of all such forms.

Based solely on its review of copies of such forms received by it, the Company believes that, for the year ended December 31, 2014, the Reporting Persons met all applicable Section 16(a) filing requirements except that on February 1, 2014, Mr. Solms was granted stock options requiring a Form 4 report, but a Form 4 report was not timely filed.

Equity Compensation Plan Information
The following table provides information as of December 31, 2014 with respect to compensation plans under which shares of the Company’s Common Stock are authorized for issuance:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)(*)
Equity compensation plans approved by security holders	3,344,882	$5.20	2,190,092
Equity compensation plans not approved by security holders	186,287	$1.34	—
Total	3,531,169	$5.00	2,190,092

*
Shares remaining available for future issuance under the Company’s equity compensation plans are comprised of 2,085,050 shares under the Amended and Restated 1994 Employee Stock Option Plan, 105,042 shares under the 1994 Non-Employee Directors Stock Option Plan and 1,069,132 shares under the 2004 Employee Stock Purchase Plan (of which 6,542 shares under the 2004 Employee Stock Purchase Plan were subject to purchase rights as of December 31, 2014). See Note 11 to the Company’s audited financial statements for the fiscal year ended December 31, 2014 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2015 for a discussion of the equity plans.

Equity compensation plans not approved by security holders are comprised of the following:
Pursuant to placement agency agreements that the Company entered into with Securities Research Associates, Inc., on December 18, 2013, July 25, 2013 and August 8, 2012 in connection with an offering of Class A Common Stock, the Company issued warrants to purchase 75,702, 72,268 and 38,817 shares of Class A Common Stock, respectively, at $0.91, $1.27 and $2.32 per share, respectively. The warrants expire on December 18, 2016, July 26, 2016 and August 8, 2015, respectively. No additional warrants are required to be granted pursuant to the placement agency agreement. During 2014 none of these options were exercised.
PROPOSAL 2
APPROVAL OF THE WAVE SYSTEMS CORP. 2015 LONG-TERM INCENTIVE PLAN
Overview
The Company seeks stockholder approval of the Wave Systems Corp. 2015 Long-Term Incentive Plan (the “2015 Plan”), which, if approved by our stockholders, will enable the Company to make future stock- and cash-based awards in furtherance of its broader compensation strategy and philosophy, as discussed below.
We are requesting stockholder approval to approve the 2015 Plan in order to comply with:

•	the stockholder approval requirements for the listing of our shares of Class A Common Stock on the NASDAQ Capital Market;

•
the stockholder approval requirements of Sections 162(m) of the Code to allow the Compensation Committee the ability to grant cash incentive and stock awards intended to qualify as performance based compensation; and

•	the stockholder approval requirements of Section 422 of the Code to allow the Compensation Committee to grant incentive stock options.

Background for this Proposal
On April 24, 2015, the Board of Directors adopted the 2015 Plan, subject to approval by the Company’s stockholders. If approved by our stockholders at the 2015 Annual Meeting of Stockholders, the 2015 Plan will become effective upon such approval and will replace our existing Amended and Restated 1994 Employee Stock Option Plan, as amended (the “Employee Plan”), and our and 1994 Non-Employee Directors Stock Option Plan, as amended (the “Director Plan”). If our stockholders approve the 2015 Plan, no additional awards will be made under the Employee Plan or the Director Plan (collectively, the “Prior Plans”) from and after the date of such approval but the terms and conditions of any outstanding awards granted under the Prior Plans will not be affected. If the 2015 Plan is not approved by stockholders, the plan will be null and void, but the

Prior Plans will remain in full force and effect in accordance with their terms and conditions until July 1, 2019. No awards will be granted pursuant to the 2015 Plan until it is approved by the Company’s stockholders.
Under the 2015 Plan, we will be authorized to issue up to 1,500,000 shares of the Company’s Class A Common Stock, par value $0.01 per share, plus i) 2,457,371 shares of Class A Commons Stock available for grant under the Prior Plans as of the effective date of the 2015 Plan and ii) the number of shares of Class A Common Stock that are subject to awards outstanding under the Prior Plans as of the effective date of the 2015 Plan which, on or after such date, are forfeited, cancelled, settled in cash, or otherwise terminated without delivery. The maximum number of shares of Class A Common Stock authorized for issuance under the Prior Plans that may become authorized for issuance under the 2015 Plan will not exceed 3,900,000 shares. The additional 1,500,000 shares of Class A Common Stock the Board of Directors has reserved for issuance under the 2015 Plan (i.e., shares not already available for grant under the Prior Plans) represent approximately 2.91% of our outstanding Class A Common Stock and 2.46% of our fully diluted Class A Common Stock as of the record date, April 29, 2015.
The Board of Directors strongly believes that the approval of the 2015 Plan is essential to our continued success. In adopting the 2015 Plan, the Board of Directors considered various factors relating to its compensation strategy and philosophy. The Board of Directors remains committed to and strongly believes in its historical philosophy of incentivizing employees by tying a significant portion of their compensation to the interests of the Company’s stockholders. The Board of Directors believes that equity compensation of the type available for grant under the 2015 Plan, a cash and stock-based incentive plan, supports and suits our goals of creating long-term value for our stockholders, of fostering an ownership culture that promotes our overall compensation philosophy and encouraging long-term performance, retention, and stockholder value-creation, and of exposing our employees and non-employee directors to economic diminishment should our share performance lag.
Alignment of the Plan with the Interests of the Company and Stockholders
The use of equity to retain and motivate the Company’s key employees is critical to the Company’s long-term goals. In adopting the 2015 Plan, the Board considered, among other things, the following:

•	the need for additional shares for issuance to support our long-term incentive program;

•	the impeding exhaustion of shares reserved for awards under the Employee Plan, as a result of which we would not be able to issue additional awards under the Employee Plan following June 2017;

•	the flexibility to grant additional types of awards, in addition to stock options, which is the only type of award available for grant under the Employee Plan and the Director Plan;

•
the belief that the 2015 Plan will serve a critical role in attracting, retaining and motivating high caliber employees and non-employee directors essential to the Company’s success and in motivating these individuals to enhance our growth and profitability;

•
the belief that stock ownership by our senior management, as well as our employees and other service providers, generally, provides performance incentives and fosters long-term commitment to our benefit and to the benefit of our stockholders; and

•	our desire to have a single comprehensive long-term incentive plan, rather than continuing with two separate plans - the Employee Plan and the Director Plan.

The 2015 Plan contains several key features that enhance our commitment to our stockholders’ long-term interests and sound corporate governance, some of which are carried over from our Employee Plan:

•	Limits Awards to Individual Participants. The 2015 Plan contains limits on the number of awards that may be granted to individual participants in a given fiscal year, as discussed below.

•
Fixed Reserve of Shares. The 2015 Plan reserves a fixed number of shares of Class A Common Stock available for grant that will not automatically increase because of an “evergreen” feature; stockholder approval is required to issue any additional shares, allowing our stockholders to have direct input on our equity compensation program.

•	No Dividend or Dividend Equivalent Rights on Unearned Awards. The 2015 Plan prohibits payment of dividends and dividend equivalents in respect of unvested or unearned awards.

•	No Repricing without Stockholder Approval. The 2015 Plan prohibits the repricing of stock options without prior stockholder approval.

•	Conservative Share Counting Provisions. The 2015 Plan prohibits the re-granting of shares tendered to pay the exercise price of an award or withholding taxes on awards.

•	Double-Trigger Vesting Upon a Change in Control. Accelerated vesting generally requires both a qualified termination of the employee as well as a change in control.

•	Limited Terms. The 2015 Plan sets a 10-year maximum term for stock options and stock appreciation rights and will terminate on April 23, 2025.

•	No Transferability. Awards granted under the 2015 Plan may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

•
Non-Liberal Change in Control Definition. The definition of change in control requires the consummation of an actual transaction so that no change of control vesting acceleration may occur without an actual change of control transaction occurring.

•
No Discounted Stock Options or Stock Appreciation Rights. The 2015 Plan prohibits the granting of stock options or stock appreciation rights with an exercise or base price less than the fair market value of our Class A Common Stock on the date of grant.

•	Performance Awards. The Compensation Committee may grant qualified performance-based awards intended to be fully deductible under Section 162(m) of the Code as well as other performance-based awards.

•	No Automatic Grants. The 2015 Plan does not provide for automatic grants to any participant.

•	Independent Compensation Committee. Our Compensation Committee, which will administer the 2015 Plan, consists entirely of independent directors.

•	Awards Subject to Forfeiture/Clawback. Awards under the 2015 Plan will be subject to recoupment under certain circumstances.

•	No Tax Gross-Ups. The 2015 Plan does not provide for any tax gross-ups.
Key Data
The following table includes information regarding outstanding awards and shares of Class A Common Stock available for future awards under each of the Employee Plan and the Director Plan as of April 24, 2015 (and without giving effect to approval of the 2015 Plan under this Proposal 2):

	Employee Plan	Director Plan
Total shares of Class A Common Stock underlying outstanding stock options:	2,947,181	130,422
Weighted average exercise price of outstanding stock options:	$4.71	$5.05
Weighted average remaining contractual life of outstanding stock options:	6.8	6.3
Total shares of Class A Common Stock currently available for grant:	2,356,079	101,292

The Compensation Committee carefully monitors our annual burn rate and total dilution by granting only the appropriate number of stock incentive awards that it believes are necessary to attract, reward and retain employees, non-employee directors and other service providers. Burn rate, or run rate, refers to how fast a company uses the supply of shares authorized for issuance under its share incentive plan. Over the last three years, we have maintained an average burn rate of only 3.23% of shares of Class A Common Stock outstanding per year. Dilution measures the degree to which our stockholder’s ownership has been diluted by share-based compensation awarded under our share plans. The following table shows our burn rate and dilution percentages over the past three years:

Key Equity Metric	2014	2013	2012
Burn Rate(1)	3.46%	3.19%	3.04%
Dilution(2)	7.28%	9.66%	12.73%

(1)
Burn rate is calculated by dividing the number of shares of Class A Common Stock subject to equity awards granted during the year by the weighted average number of shares of Class A Common Stock outstanding during the year.

(2)
Dilution is calculated by dividing the number of shares of Class A Common Stock subject to equity awards outstanding at the end of the fiscal year by the number of shares of Class A Common Stock outstanding at the end of the fiscal year.

2015 Plan Summary
The following is a summary of the material features of the 2015 Plan, the complete text of which is attached to this proxy statement as Appendix A.
Purpose
The 2015 Plan is designed to assist in the Company’s ability to attract, retain, motivate and reward certain key employees, officers, directors, and consultants of the Company and its affiliates, and to promote the creation of long-term value for the Company’s stockholders by closely aligning the interests of such individuals with those of the stockholders.
Administration
The 2015 Plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to, among other things, designate participants, grant awards, determine the number of shares of Class A Common Stock to be covered by awards and determine the terms and conditions of any awards, and construe and interpret the 2015 Plan and related award agreements. To the extent permitted by applicable law, the Compensation Committee is also permitted to delegate its authority under the 2015 Plan to officers or employees of the Company, although any award granted to any person who is not an employee of the Company, who is subject to Section 16 of the Exchange Act, or who is granted an award that is intended to qualify as performance-based compensation under Section 162(m) of the Code must be expressly approved by the Compensation Committee.
Shares Subject to the 2015 Plan and Limits on Awards
The Company has authorized 1,500,000 shares of Class A Common Stock, plus (i) 2,457,371 shares of Class A Common Stock available for grant under the Prior Plans as of the effective date of the 2015 Plan and (ii) the number of shares Class A Common Stock that are subject to awards outstanding under the Prior Plans as of the effective date of the 2015 Plan which, on or after such date, are forfeited, cancelled, settled in cash, or otherwise terminated without delivery. The maximum number of shares of Class A Common Stock authorized for issuance under the Prior Plans that may become authorized for issuance under the 2015 Plan will not exceed 3,900,000 shares.
If any award granted under the 2015 Plan expires or is canceled, forfeited, settled in cash or otherwise terminated without delivery of shares to a participant, the undelivered shares will again become available for awards under the 2015 Plan. Any shares withheld for the payment of any exercise price or taxes relating to any award under the 2015 Plan will be deemed to constitute shares delivered and will not again become available for awards under the plan.
During any time that the Company is subject to Section 162(m) of the Code, the maximum number of shares of Class A Common Stock subject to stock options, performance awards or stock appreciation rights that may be granted to any individual in any one calendar year, in each case and to the extent the award is intended to qualify as exempt performance-based compensation under Section 162(m) of the Code, may not exceed 750,000. Similarly, the maximum value of a performance award that is valued in dollars (as opposed to shares) and that is intended to qualify as performance-based compensation under Section 162(m) of the Code that may be granted to any individual in any one year may not exceed $5,000,000. The maximum number of shares of Class A Common Stock reserved for issuance under the 2015 Plan that may be issued or transferred upon exercise or settlement of incentive stock options is 3,900,000 shares.
The maximum number of shares of Class A Common Stock that may be subject to awards granted to any non-employee director of the Company in any one calendar year, taken together with any cash fees paid to the non-employee director during the calendar year, may not exceed $500,000 in total value (calculating the value of any stock awards based on the grant date fair value of the stock awards (excluding the value of any dividend equivalent payments paid pursuant to the stock award granted in a previous year).
Awards and the shares of Class A Common Stock authorized under the 2015 Plan, as well as any individual share limits, are subject to adjustment as described below under “Changes in Capital Structure.”
Eligibility
The following individuals will be eligible to participate in the 2015 Plan:

•	each employee and officer of the Company or its affiliates, of which there are currently approximately 125,

•	each non-employee director of the Company or its affiliates, of which there will be four if all of the non-employee directors are elected at the 2015 Annual Meeting of Stockholders,

•
individuals who are not employees or directors of the Company or its affiliates but nonetheless provide substantial services to the Company or its affiliates, and who are designated as eligible by the Compensation Committee, and

•	prospective employees of the Company or its affiliates, although such individuals may not receive any payment or exercise any rights relating to awards until they have actually commenced employment.
Grants of Awards
The Compensation Committee may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards (including cash-based performance awards), and other stock-based awards.
Stock Options. The 2015 Plan provides for the grant of both incentive stock options, within the meaning of Section 422(b) of the Code, and non-qualified stock options.
A stock option granted under the 2015 Plan provides a participant with the right to purchase, within a specified period of time, a stated number of shares of Class A Common Stock at the price specified in the applicable award agreement. The exercise price applicable to a stock option will be set by the Compensation Committee at the time of grant and, provided that if the stock option is intended to qualify as either (i) a “stock right” that does not provide for the deferral of compensation” within the meaning of Section 409A of the Code, (ii) an award intended to qualify as exempt performance-based compensation under Section 162(m) of the Code, or (iii) an incentive stock option, will not be less than the fair market value of a share of Class A Common Stock on the date of grant.

Stock options will vest in accordance with the terms of the applicable award agreement. The maximum term of a stock option granted under the 2015 Plan is ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder). Payment of the exercise price of a stock option may be made in cash, Class A Common Stock, pursuant to a broker-assisted cashless exercise in accordance with procedures approved by the Compensation Committee, pursuant to a delivery of a notice of “net exercise,” or in any other form of consideration approved by the Compensation Committee. The 2015 Plan provides that participants terminated for “cause” (as such term is defined in the 2015 Plan) will forfeit all of their stock options, whether or not vested. Participants terminated for any other reason will forfeit their unvested stock options, retain their vested stock options, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested stock options. The 2015 Plan authorizes the Compensation Committee to provide for different treatment of stock options upon termination than that described above, as determined in its discretion.
Stock Appreciation Rights. A stock appreciation right is a conditional right to receive an amount equal to the value of the appreciation in the Class A Common Stock over a specified period. Stock appreciation rights may be settled in shares of Class A Common Stock, cash or other property, as specified in the award agreement or as determined by the Compensation Committee. The base price applicable to a stock appreciation right will be set by the Compensation Committee at the time of grant and, provided that if the stock appreciation right is intended to qualify as either (i) a “stock right” that does not provide for the deferral of compensation” within the meaning of Section 409A of the Code or (ii) an award intended to qualify as performance-based compensation under Section 162(m) of the Code, will not be less than the fair market value of a share of Class A Common Stock on the date of grant.
The maximum term of a stock appreciation right granted under the 2015 Plan is ten years from the date of grant. Upon exercise of a stock appreciation right, payment in respect of such stock appreciation right may be made in cash, Class A Common Stock, or property as specified in the applicable award agreement or as determined by the Compensation Committee, in each case having a value in respect of each share of Class A Common Stock underlying the portion of the stock appreciation right so exercised, equal to the difference between the base price of such stock appreciation right and the fair market value of one share of Class A Common Stock on the exercise date. The 2015 Plan provides that participants terminated for “cause” (as such term is defined in the 2015 Plan) will forfeit all of their stock appreciation rights, whether or not vested. Participants terminated for any other reason will forfeit their unvested stock appreciation rights, retain their vested stock appreciation rights, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested stock appreciation rights. The 2015 Plan authorizes the Compensation Committee to provide for different treatment of stock appreciation rights upon termination than that described above, as determined in its discretion.
Restricted Stock. An award of restricted stock is a grant of shares of Class A Common Stock which are subject to limitations on transfer during a restricted period established in the applicable award agreement. Holders of restricted stock will generally have the rights and privileges of a stockholder with respect to their restricted stock. Unless otherwise set forth in an award agreement, dividends with respect to the restricted stock will be withheld by the Company on behalf of the participant and will be subject to forfeiture to the same degree as the shares of restricted stock to which such dividends relate.
Except as otherwise provided by the Compensation Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock will cease, and as soon as practicable following the termination, the Company will repurchase all of such participant’s unvested shares of restricted stock at a purchase price equal to the original purchase price paid for the restricted stock, or if the original purchase price is equal to $0, the unvested shares of restricted stock will be forfeited by the participant to the Company for no consideration.
Restricted Stock Units. The Compensation Committee may award restricted stock units under the 2015 Plan, which are notional units representing the right to receive one share of Class A Common Stock (or the cash value of one share of Class A Common Stock) on a specified settlement date. When a participant satisfies the conditions of the restricted stock unit award, which the Compensation Committee will establish in the applicable award agreement, the Company may settle the award in shares, cash or property, as determined by the Compensation Committee in its discretion. Unless otherwise set forth in an award agreement, a participant will not be entitled to any dividends with respect to the restricted stock units prior to the actual delivery of shares of Class A Common Stock.
Except as otherwise provided by the Compensation Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock units will cease, each of the participant’s outstanding unvested restricted stock units will be forfeited for no consideration as of the date of such termination, and any shares remaining undelivered with respect to the participant’s vested restricted stock units will be delivered on the delivery date specified in the applicable award agreement.
Performance Awards. Performance awards (which may be classified as performance shares, performance units or cash awards) represent the right to receive certain amounts based on the achievement of pre-determined performance goals during a designated performance period. The terms of each performance award will be set forth in the applicable award agreement. The Compensation Committee will be responsible for setting the applicable performance goals, which will be limited to specific levels of or increases in one or more of the following business criteria (alone or in combination with any other criterion, whether gross or net, before or after taxes, and/or before or after other adjustments, as determined by the Compensation Committee): (i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on equity, financial return ratios, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) balance sheet measurements; (xiv) cumulative earnings per share growth; (xv) operating margin, profit margin, or gross margin; (xvi) stock price or total stockholder return; (xvii) cost or expense targets, reductions and savings, productivity and efficiencies; (xviii) sales or sales growth; (xix) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons; (xx) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions, (xxi) billings, billings growth, or rate of billings growth; and (xxii) to the extent that an award is not intended to qualify as performance-based compensation under Section 162(m) of the Code, other measures of performance selected by the Compensation Committee. The business criteria may be combined with cost of capital, assets, invested capital and stockholder equity to form an appropriate measure of performance and will have any reasonable definitions that the Compensation Committee may specify.
The business criteria for performance goals under the 2015 Plan must be re-approved by our stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the business criteria for performance goals in order for awards (other than stock options and stock appreciation rights) to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code.
Performance goals may be established on a Company-wide basis, project or geographical basis or, as the context permits, with respect to one or more business units, divisions, lines of business or business segments, subsidiaries, products, regions, or other operational units or departments of the Company (or in combination thereof) or may be related to the performance of an individual participant and may be expressed in absolute terms, or relative or comparative to (i) current internal targets or budgets, (ii) the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering multiple companies, or (v) other external measures of the selected performance criteria. Performance goals may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.
The Compensation Committee will make appropriate adjustments in the method of calculating the attainment of applicable performance goals to provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with “generally accepted accounting principles”, to any of the business criteria described above for one or more of the following items of gain, loss, profit or expense: (i) determined to be extraordinary, unusual or non-recurring in nature; (ii) related to changes in accounting principles under “generally accepted accounting principles” or tax laws; (iii) related to currency fluctuations; (iv) related to financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (v) related to restructuring, divestitures, productivity initiatives or new business initiatives; (vi) related to discontinued operations that do not qualify as a segment of business under “generally accepted accounting principles”; (vii) attributable to the business operations of any entity acquired by the Company during the fiscal year; (viii) non-operating items; and (ix) acquisition or divestiture expenses. However, in no event will any adjustment be made if the performance award is intended to qualify as performance-based compensation under Section 162(m) of the Code and such adjustment would cause the award to fail to so qualify.
Performance awards which have been earned as a result of the relevant performance goals being achieved may be paid in the form of cash, Class A Common Stock or other awards under the 2015 Plan (or some combination thereof). Except as otherwise provided by the Compensation Committee, if a participant is terminated for any reason, the participant will forfeit all performance awards held by such participant.

Other Stock-Based Awards. The 2015 Plan authorizes the Compensation Committee to grant other awards that may be denominated in, payable in, valued in, or otherwise related to shares of Class A Common Stock. Such awards and the terms applicable to such awards will be set forth in award agreements.
Clawback; Sub-Plans. All awards granted under the 2015 Plan will be subject to incentive compensation clawback and recoupment policies implemented by the Board of Directors (or a committee or subcommittee of the Board of Directors) from time to time. In addition, the Compensation Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the 2015 Plan by individuals who are non-United States nationals or are primarily employed or providing services outside the United States, and may modify the terms of any awards granted to such participants in a manner deemed by the Compensation Committee to be necessary or appropriate in order that such awards conform with the laws of the country or countries where such participants are located.
No-Repricing of Awards. No awards may be repriced without stockholder approval. For purposes of the 2015 Plan, “repricing” means any of the following: (i) changing the terms of the award to lower its exercise price or base price, (ii) any other action that is treated as a repricing under generally accepted accounting principles, and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying stock.
Changes in Capital Structure
In the event of any change in our outstanding Class A Common Stock or capital structure, the declaration of any extraordinary dividend, or any change in applicable laws or circumstances which results or could result in the substantial dilution or enlargement of participants’ rights under the 2015 Plan, the Compensation Committee will, in its sole discretion, adjust the aggregate number of shares of Class A Common Stock which may be granted pursuant to awards, the number of shares of Class A Common Stock covered by outstanding awards under the 2015 Plan, and the per-share price of shares underlying outstanding awards under the 2015 Plan.
Corporate Events
For purposes of the 2015 Plan, a “corporate event” means

•	a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation,

•
a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Class A Common Stock receive securities of another corporation or other property or cash,

•	a “change in control” (as defined in the 2015 Plan), or

•	a reorganization, dissolution or liquidation of the Company.

With respect to any award that is assumed or substituted in connection with a "change in control," the vesting, payment, purchase or distribution of such award will not be accelerated by reason of the “change in control” for any participant unless the participant’s employment is involuntarily terminated during the two-year period commencing on the “change in control.” In connection with a corporate event, the Compensation Committee may, in its discretion, provide for any one or more of the following:

•	require that outstanding awards be assumed or substituted in connection with such event,

•
accelerate the vesting of any outstanding awards upon the consummation of such event (with any awards that vest subject to the achievement of performance criteria deemed earned (i) based on actual performance through the date of the corporate event or (ii) at the target level (or if no target is specified, the maximum level), in the event actual performance cannot be measured through the date of the corporate event, in each case, with respect to any unexpired performance periods),

•
cancel outstanding awards upon the consummation of such event (whether vested or unvested) and provide award holders with the per-share consideration being received by the Company’s stockholders in connection with such event in exchange for their awards (or, with respect to a cash award, the amount payable pursuant to the award),

•
cancel all outstanding stock options, stock appreciation rights or other awards (whether vested or unvested) subject to exercise as of the consummation of such event, and provide the holder at least ten days to exercise each stock option, stock appreciation right or other award canceled prior to the consummation of such event, or

•	replace outstanding awards with a cash incentive program that preserves the value of the replaced awards and contains identical vesting conditions.

Non-Transferability of Awards

Except as otherwise provided by the Compensation Committee, the 2015 Plan provides that awards are generally nontransferable other than by will or the laws of descent and distribution, and that restricted stock is generally nontransferable.
Termination and Amendment
The Board of Directors or the Compensation Committee may amend or terminate the 2015 Plan at any time, except that no amendment may, without stockholder approval, violate the stockholder approval requirements of the national securities exchange on which the Class A Common Stock is principally listed. Unless sooner terminated, the 2015 Plan will terminate on the earlier of (i) the date the 2015 Plan is adopted by the Board of Directors and (ii) the date the stockholders of the Company approve the 2015 Plan.
Certain U.S. Federal Income Tax Consequences
The following is a brief discussion of the U.S. federal income tax consequences for awards granted under the 2015 Plan. The 2015 Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Code. This discussion is based on current law, is not intended to constitute tax advice, and does not address all aspects of U.S. federal income taxation that may be relevant to a particular participant in light of his or her personal circumstances and does not describe foreign, state, or local tax consequences, which may be substantially different. Holders of awards under the 2015 Plan are encouraged to consult with their own tax advisors.
Non-Qualified Stock Options and Stock Appreciation Rights. With respect to non-qualified stock options and stock appreciation rights, (i) no income is realized by a participant at the time the award is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise or base price paid for the shares and the fair market value of the shares on the date of exercise, and the participant’s employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held, and no deduction will be allowed to such participant’s employer.
Incentive Stock Options. No income is realized by a participant upon the grant or exercise of an incentive stock option, however, such participant will generally be required to include the excess of the fair market value of the shares at exercise over the exercise price in his or her alternative minimum taxable income. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the participant’s employer for federal income tax purposes.
If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (ii) the participant’s employer will generally be entitled to deduct such amount for federal income tax purposes. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.
Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the stock option will generally be taxed as the exercise of a non-qualified stock option.
Other Stock-Based Awards. The tax effects related to other stock-based awards under the 2015 Plan are dependent upon the structure of the particular award.
Withholding. At the time a participant is required to recognize ordinary compensation income resulting from an award, such income will be subject to federal (including, except as described below, Social Security and Medicare) and applicable state and local income tax and applicable tax withholding requirements. If such participant’s year-to-date compensation on the date of exercise exceeds the Social Security wage base limit for such year ($118,500 in 2015), such participant will not have to pay Social Security taxes on such amounts. The Company is required to report to the appropriate taxing authorities the ordinary income received by the participant, together with the amount of taxes withheld to the Internal Revenue Service and the appropriate state and local taxing authorities.
Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its chief executive officer and the three other highest-paid executive officers (other than the chief financial officer) employed at the end of that company’s fiscal year, subject to certain exceptions (including an exception for performance-based compensation). The 2015 Plan is designed so that stock options and stock appreciation rights qualify for this exemption, and it permits the Compensation Committee to grant other awards designed to qualify for this exemption. The Compensation Committee is authorized to also grant awards that are not qualified under Section 162(m) of the Code.
Section 409A. Certain awards under the 2015 Plan may be subject to Section 409A of the Code, which regulates “nonqualified deferred compensation” (as defined in Section 409A of the Code). If an award under the 2015 Plan (or any other Company plan) that is subject to Section 409A of the Code is not administered in compliance with Section 409A of the Code, then all compensation under the 2015 Plan that is considered “nonqualified deferred compensation” (and awards under any other Company plan that are required pursuant to Section 409A of the Code to be aggregated with the award under the 2015 Plan) will be taxable to the participant as ordinary income in the year of the violation, or if later, the year in which the compensation subject to the award is no longer subject to a substantial risk of forfeiture. In addition, the participant will be subject to an additional tax equal to 20% of the compensation that is required to be included in income as a result of the violation, plus interest from the date that the compensation subject to the award was required to be included in taxable income.
Certain Rules Applicable to “Insiders.” As a result of the rules under Section 16(b) of the Exchange Act, depending upon the particular exemption from the provisions of Section 16(b) utilized, “insiders” (as defined in Section 16(b)) may not receive the same tax treatment as set forth above with respect to the grant and/or exercise or settlement of awards. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular award. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular award.
New Plan Benefits
Because awards to be granted in the future under the 2015 Plan are at the discretion of the Compensation Committee, it is not possible to determine the benefits or the amounts received or that will be received under the 2015 Plan by eligible participants.
Vote Required
The affirmative vote by a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting is required to approve the Wave Systems Corp. 2015 Long-Term Incentive Plan.
Recommendation
The Board of Directors deems Proposal No. 2 to be in the best interests of the Company and its stockholders and recommends that stockholders vote “FOR” this proposal.
PROPOSAL 3
APPROVAL OF AMENDMENT TO THE WAVE SYSTEMS CORP. AMENDED AND RESTATED 1994 EMPLOYEE STOCK OPTION PLAN increasing the limit on the number of shares that may be subject to stock options awarded to an employee in any fiscal year and expanding the class of eligible participants
Overview
On December 17, 2014, the Board of Directors unanimously adopted, subject to approval by the Company’s stockholders, an amendment to the Wave System Corp. Amended and Restated 1994 Employee Stock Option Plan, as amended, which we refer to as our Employee Plan. Our stockholders are being asked to approve the amendment to the Employee Plan, which we refer to as the Amendment. If approved by our stockholders, the Amendment would (i) increase the annual limit on the number of shares of Class A Common Stock underlying stock options that may be granted during a fiscal year of the Company to any employee (the “162(m) Individual Award Limit”) and (ii) expand the list of individuals eligible to participate in the Employee Plan to include former employees of the Company who were granted stock options during the Company’s 2014 fiscal year. The Wave Systems Corp. 2015 Long-Term Incentive Plan, if approved by our stockholders, will replace the Employee Plan and no additional awards will be made under the Employee Plan from and after the date of such approval.
Background
In December 2014, the Board of Directors concluded that certain stock options granted in 2013 and/or 2014 under the Employee Plan to Messrs. Solms, Shephard and Feeney (collectively, the “Original Stock Option Grants”) were granted in error and in excess of the 162(m) Individual Award Limit as a result of an oversight regarding the impact of the 1-for-4 reverse stock split completed by the Company in 2013. On December 17, 2014, the Board of Directors decided to rescind portions of the

Original Stock Option Grants which exceeded the 162(m) Individual Award Limits (collectively, the “Rescinded Stock Options”). See “Executive Compensation-Compensation Discussion and Analysis-Elements of Compensation-Long-Term Incentives” above for additional information related to the Rescinded Stock Options.

Because the Original Stock Options were deemed to be an integral part of the executive’s compensation for the applicable fiscal year, on December 17, 2014, the Board of Directors granted each of Messrs. Solms and Shephard stock options under the Employee Plan to purchase the same number of shares of the Company’s Class A Common Stock underlying their Rescinded Stock Options (the “New Executive Stock Options”) and Mr. Feeney was granted a stock option to purchase 75,000 shares of Class A Common Stock (the “New Feeney Stock Options”), with each of these stock options having the same terms, conditions and exercise price as the corresponding Rescinded Stock Options, except that if the original exercise price was below the closing price per share of Class A Common Stock on the NASDAQ Capital Market on the grant date, the exercise price was increased to the higher closing price. The grant of the stock options to Messrs. Solms, Shephard and Feeney are subject to stockholder approval of the Amendment. See “Executive Compensation-Compensation Discussion and Analysis-Elements of Compensation-Long-Term Incentives” above for additional information related to the Rescinded Stock Options, the New Executive Stock Options and the New Feeney Stock Options.
The Amendment is necessary to authorize the grant of the New Executive Stock Options and the New Feeney Stock Options. If the Amendment is approved by our stockholders at the 2015 Annual Meeting of Stockholders, the Amendment will become effective upon such approval. If our stockholders approve the Wave Systems Corp. 2015 Long-Term Incentive Plan (see “Proposal 2 - Approval of the Wave Systems Corp. 2015 Long-Term Incentive Plan” above for additional information), no additional awards will be made under the Employee Plan from and after the date of such approval but the terms and conditions of any outstanding awards granted under the Employee Plan will not be affected. If our stockholders do not approve the Wave Systems Corp. 2015 Long-Term Incentive Plan, the Employee Plan will remain in full force and effect in accordance with its terms and conditions until July 1, 2019. The Amendment, if approved by our stockholders, will increase the 162(m) Individual Award Limit from 75,000 shares to 300,000 shares (450,000 shares for the Company’s 2014 fiscal year to cover the New Executive Stock Options granted to Messrs. Solms and Shephard) and will expand the class of eligible participants in the Employee Plan to include former employees of the Company who were granted stock options during the Company’s 2014 fiscal year (to cover the New Feeney Stock Options granted to Mr. Feeney).
The primary purpose of the Amendment is to ensure that the New Executive Stock Options granted to Messrs. Solms and Shephard in 2014, and any stock options which may be granted in the future under the Employee Plan if our stockholders do not approve the Wave Systems Corp. 2015 Long-Term Incentive Plan, qualify as “performance-based compensation” under Section 162(m) of the Code and are exempt from the deduction limitations under Section 162(m) of the Code. Section 162(m) of the Code generally does not allow public companies to take a federal income tax deduction for compensation in excess of $1 million paid to the company’s chief executive officer or any of its three highest-paid executive officers (other than the chief financial officer) employed at the end of the company’s fiscal year unless such compensation qualifies as “performance-based compensation.” For stock options to qualify as “performance-based compensation,” Section 162(m) provides, in part, that the compensation an employee could receive in connection with such award must be based solely on an increase in the value of the Class A Common Stock after the date of the grant, and the plan pursuant to which they were granted must state the maximum number of shares for which the stock option awards may be granted to any employee during a specified period.
The Board of Directors believes it is in the bests interests of the Company and its stockholders to continue to preserve the ability of the Company to deduct in full compensation related to the New Executive Stock Options and any stock options which may be granted in the future, under the Employee Plan if our stockholders do not approve the Wave Systems Corp. 2015 Long-Term Incentive Plan.
Employee Plan Summary
The following is a summary of the material features of the Employee Plan, the complete text of which is attached to this proxy statement as Appendix B.
General
The Employee Plan provides for the grant of both incentive stock options, within the meaning of Section 422(b) of the Code, and non-qualified stock options to our directors, officers and key employees of the Company and its subsidiaries who are not members of the committee of the Board of Directors which administers the Employee Plan and former employees of the Company who were granted stock options during the Company’s 2014 fiscal year.
The Employee Plan is scheduled to terminate on July 1, 2019 and no stock options may be granted after the termination date, however, if our stockholders approve the Wave Systems Corp. 2015 Long-Term Incentive Plan (see “Proposal 2 - Approval of the Wave Systems Corp. 2015 Long-Term Incentive Plan” above for additional information), no additional awards will be made under the Employee Plan from and after the date of such approval. The Employee Plan covers a maximum of 6,250,000 shares of Class A Common Stock (subject to adjustment as described below), which may be either authorized and unissued shares of Class A Common Stock or shares of Class A Common Stock held in the Company’s treasury. When a stock option expires or terminates the shares of Class A Common Stock underlying the stock option will again be available for distribution in connection with future stock options. Adjustments may be made in the number of shares of Class A Common Stock available for grant under the Employee Plan, the maximum number of shares of Class A Common Stock which may be granted to any individual employee, in the exercise price and in the number of shares of Class A Common Stock subject to a particular stock option grant, in the event of a merger, reorganization, consolidation, recapitalization or stock dividend, and in the event of certain other changes described in the Employee Plan or any other similar changes in the Company’s corporate structure that affect the Class A Common Stock or has an effect similar to any of the foregoing. No employee may be granted options covering, in the aggregate, more than 300,000 shares (450,000 shares for the Company’s 2014 fiscal year) of Class A Common Stock in any fiscal year of the Company commencing with the Company’s 2015 fiscal year (subject to adjustment as described above). It is currently estimated that there are approximately 125 employees, 6 directors and one former employee eligible to participate in the Employee Plan.
Administration
The Employee Plan, as amended, is administered by the Compensation Committee of the Board of Directors (subject to the ratification of all grants by our Board of Directors, as applicable). The Compensation Committee is comprised of directors who are non-employee directors within the meaning of Rule 16b-3 promulgated under the Exchange Act.
Stock Options
Stock options granted under the Employee Plan may be either incentive stock options, within the meaning of Section 422(b) of the Code, or non-qualified stock options. The aggregate fair market value (determined as of the time of the grant of an incentive stock option) of the Class A Common Stock with respect to which incentive stock options are exercisable for the first time by a single optionee during any calendar year under the Employee Plan and any other stock option plan of the Company may not exceed $100,000.
The exercise price for stock options is determined by the Compensation Committee, provided, however, that the per-share exercise price underlying a stock option will not be less than the fair market value of a share of Class A Common Stock on the date of grant (or 110% of the fair market value of a share of Class A Common Stock in the case of an incentive stock option granted to a 10% or more stockholder). On April 24, 2015, the closing price per share of Class A Common Stock on the NASDAQ Capital Market was $0.79.
Each option agreement will specify the time or times at which such stock option will be exercisable, except that the expiration date for any stock option will not exceed 10 years from the date of grant (five years in the case of an incentive stock option granted to a 10% or more stockholder). Unless otherwise specified by the Compensation Committee, stock options may be exercised within three months following the retirement of an optionee who is an employee and within twelve months following the death or disability of an optionee; provided, that no option may be exercised following the period of exercisability set forth in the agreement related thereto.
Stock options may be exercised by an optionee in whole or in part by giving notice to the Company and the exercise price therefore may be paid by delivering cash or shares of unrestricted Class A Common Stock having a fair market value equal to the aggregate exercise price of the stock options being exercised. To the extent procedures are established by the Compensation Committee, optionees may also utilize a cashless exercise feature that will enable them to exercise their options without a concurrent payment of the option price, provided that the purchased option shares are immediately sold by a designated broker and the option price is paid directly to the Company out of the sale proceeds.
Stock options granted under the Employee Plan are nontransferable other than by will or by the laws of descent and distribution, and stock options are exercisable during the optionee’s lifetime only by the optionee.
Change of Control
In the event of a “Change of Control,” as defined in the Employee Plan, all outstanding stock options will be immediately and fully exercisable and will become fully vested.
Termination; Amendments
The Board of Directors may terminate, suspend or amend the Employee Plan provided that such amendment, suspension, or termination may not affect the validity of any then outstanding stock options, and provided further that the Board of Directors may not, without the approval of stockholders (i) increase the maximum number of shares of Class A Common Stock which may be issued pursuant to the provisions of the Employee Plan, (ii) change the class of individuals eligible to receive options under the Employee Plan, (iii) materially increase the benefits accruing to participants under the Employee Plan, or (iv) extend the term of the Employee Plan.
Certain U.S. Federal Income Tax Consequences

The following is a brief discussion of the U.S. federal income tax consequences for stock options granted under the Employee Plan. The Employee Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Code. This discussion is based on current law, is not intended to constitute tax advice, and does not address all aspects of U.S. federal income taxation that may be relevant to a particular participant in light of his or her personal circumstances and does not describe foreign, state, or local tax consequences, which may be substantially different. Holders of stock options under the Employee Plan are encouraged to consult with their own tax advisors.
Non-Qualified Stock Options. With respect to non-qualified stock options, (i) no income is realized by a participant at the time the stock option is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise paid for the shares and the fair market value of the shares on the date of exercise, and the participant’s employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held, and no deduction will be allowed to such participant’s employer.
Incentive Stock Options. No income is realized by a participant upon the grant or exercise of an incentive stock option, however, such participant will generally be required to include the excess of the fair market value of the shares at exercise over the exercise price in his or her alternative minimum taxable income. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the participant’s employer for federal income tax purposes.
If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (ii) the participant’s employer will generally be entitled to deduct such amount for federal income tax purposes. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.
Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the stock option will generally be taxed as the exercise of a non-qualified stock option.
Withholding. At the time a participant is required to recognize ordinary compensation income resulting from a stock option, such income will be subject to federal (including, except as described below, Social Security and Medicare) and applicable state and local income tax and applicable tax withholding requirements. If such participant’s year-to-date compensation on the date of exercise exceeds the Social Security wage base limit for such year ($118,500 in 2015), such participant will not have to pay Social Security taxes on such amounts. The Company is required to report to the appropriate taxing authorities the ordinary income received by the participant, together with the amount of taxes withheld to the Internal Revenue Service and the appropriate state and local taxing authorities.
Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its chief executive officer and the three other highest-paid executive officers (other than the chief financial officer) employed at the end of that company’s fiscal year, subject to certain exceptions (including an exception for performance-based compensation). The Employee Plan is designed so that stock options qualify for this exemption. The Compensation Committee is authorized to also grant stock options that are not qualified under Section 162(m) of the Code.
Section 409A. Certain stock options granted under the Employee Plan may be subject to Section 409A of the Code, which regulates “nonqualified deferred compensation” (as defined in Section 409A of the Code). If a stock option granted under the Employee Plan (or any other Company plan) that is subject to Section 409A is not administered in compliance with Section 409A of the Code, then all compensation under the Employee Plan that is considered “nonqualified deferred compensation” (and awards under any other Company plan that are required pursuant to Section 409A of the Code to be aggregated with the stock option granted under the Employee Plan) will be taxable to the participant as ordinary income in the year of the violation, or if later, the year in which the compensation subject to the stock option is no longer subject to a substantial risk of forfeiture. In addition, the participant will be subject to an additional tax equal to 20% of the compensation that is required to be included in income as a result of the violation, plus interest from the date that the compensation subject to the stock option was required to be included in taxable income.

Certain Rules Applicable to “Insiders.” As a result of the rules under Section 16(b) of the Exchange Act, depending upon the particular exemption from the provisions of Section 16(b) utilized, “insiders” (as defined in Section 16(b)) may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of stock options. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular stock option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular stock option.
New Plan Benefits
Except as set forth in the table below, because stock options to be granted in the future under the Employee Plan are at the discretion of the Compensation Committee, it is not possible to determine the benefits or the amounts received or that will be received under the Employee Plan by eligible participants. The Wave Systems Corp. 2015 Long-Term Incentive Plan, if approved by our stockholders, will replace the Employee Plan and no additional awards will be made under the Employee Plan from and after the date of such approval. The stock options detailed in the table below are the New Executive Stock Options and the New Feeney Stock Options that were granted to Messrs. Solms, Shephard and Feeney, subject to the approval by our stockholders of the Amendment. See “Background” above for additional information regarding these stock option grants.

Name and Position	Number of Shares of Class A Common Stock Underlying Stock Options
William Solms, President and Chief Executive Officer	375,000
Walter A. Shephard, Chief Financial Officer	175,000
Gerard T. Feeney, Former Chief Financial Officer	75,000
All Current Executive Officers as a Group (2 persons)	550,000
Non-Executive Director Group	0
Non-Executive Officer Employee Group	0

Vote Required
The affirmative vote by a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting is required to approve the amendment to the Wave Systems Corp. Amended and Restated 1994 Employee Stock Option Plan increasing the limit on the number of shares that may be subject to stock options awarded to an employee in any fiscal year.
Recommendation
The Board of Directors deems Proposal No. 3 to be in the best interests of the Company and its stockholders and recommends that stockholders vote “FOR” this proposal.

PROPOSAL NO. 4

ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE
COMPANY’S NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that the Company provide stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of the named executives as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis and the tabular disclosure regarding the compensation of the named executive officers and the accompanying narrative.
This proposal (often referred to as a “say-on-pay” proposal), gives the stockholders the opportunity to endorse, or not endorse, the compensation of the named executive officers. The vote on the proposal is not intended to address any specific element of executive compensation. Further, the vote is advisory, which means that it is not binding on the Company, its Board of Directors, or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.
As discussed in more detail in the Compensation Discussion and Analysis, the Company seeks to offer a compensation structure designed to retain and reward our named executive officers for contributions to the Company’s overall success while taking into account the experience and responsibilities of the particular executive officer and to provide compensation incentives that promote the enhancement of stockholder value. The total executive compensation opportunity for the Company’s executive officers is intended to create a compensation program that maximizes executive talent and rewards a high level of performance.

Resolution
In light of the foregoing, the Board of Directors is asking stockholders to approve the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders of Wave Systems Corp. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Wave Systems Corp. Proxy Statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2014 Summary Compensation Table, and the other related tables and narrative disclosure.”
Recommendation
The Board of Directors deems Proposal No. 4 to be in the best interests of the Company and its stockholders and recommends that the stockholders vote “FOR” this proposal.

PROPOSAL NO. 5
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected KPMG LLP, or KPMG, as our independent registered public accounting firm for fiscal year 2015. KPMG also served as our independent registered public accounting firm for fiscal year 2014. You are being asked to ratify the appointment by our Audit Committee of KPMG as our independent registered public accounting firm for fiscal year 2015. If KPMG should decline to act or otherwise become incapable of acting, or if KPMG’s engagement is discontinued for any reason, our Audit Committee will appoint another accounting firm to serve as our independent registered public accounting firm for fiscal year 2015.
Audit Fees
Aggregate fees billed to the Company for services rendered by KPMG for the annual audit and the quarterly reviews of the consolidated financial statements and for the audit of the Company’s internal controls over financial reporting for the fiscal years ended December 31, 2014 and 2013 totaled $426,500 and $521,710, respectively.
Audit-Related Fees
Aggregate fees billed to the Company for services rendered by KPMG for audit-related services for the fiscal years ended December 31, 2014 and 2013 were $45,500 and $78,500, respectively. Audit-related services consisted of review of registration statements, comfort letters and issuance of consents. All audit-related services were approved in advance by the Audit Committee.
Tax Fees
Fees for tax services billed to the Company for services rendered by KPMG for each of the fiscal years ended December 31, 2014 and 2013 was $58,000 and $62,500, respectively. Tax services consisted of completion of the Company’s federal and state tax returns. All tax services were approved in advance by the Audit Committee.
All Other Fees
There were no other services provided by KPMG.
The Audit Committee’s policies and procedures with respect to all services provided by the independent registered public accounting firm require pre-approval of such services pursuant to a written engagement letter. All services described above for fiscal years 2014 and 2013 were approved by the Audit Committee. Services may not commence until such an engagement letter is signed by the chairman of the Audit Committee or, alternatively, approved by a quorum of the Audit Committee.
The Audit Committee believes that the provision of non-audit services during the 2014 fiscal year does not affect KPMG’s ability to maintain independence with respect to the Company.
Our Board of Directors recommends that the stockholders vote “FOR” the ratification of KPMG LLP as our independent registered public accounting firm for 2015.

OTHER MATTERS

Representatives of KPMG are expected to be present at the annual meeting. The representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
As of the date of this Proxy Statement, the Board of Directors does not know of any other matters, which may come before the Annual Meeting. If any other matters properly come before the meeting, the accompanying proxy confers discretionary authority with respect to any such matters, and the persons named in the accompanying proxy intend to vote in accordance with their best judgment on such matters.
All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to this solicitation, officers, directors and regular employees of the Company, without any additional compensation, may solicit proxies by mail, telephone or personal contact. The Company will, upon request, reimburse brokerage houses and other nominees for their reasonable expenses in sending proxy materials to the beneficial owners in whose name they hold shares of Common Stock.
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single notice or set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers will therefore send a single notice and set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy solicitation materials or if you are receiving multiple copies of the proxy solicitation materials and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Mr. Walter A. Shephard, Wave Systems Corp., 480 Pleasant Street, Lee Massachusetts 01238, (413) 243-1600.
The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy card and return it in the enclosed envelope as applicable.
STOCKHOLDER PROPOSALS
It is anticipated that the next annual meeting after the one scheduled for June 18, 2015 will be held on or about June 16, 2016 (the “2016 Annual Meeting”). Stockholder proposals for inclusion in the proxy materials for the 2016 Annual Meeting should be addressed to the Company’s Secretary, 480 Pleasant Street, Lee, Massachusetts 01238 and must be received by January 1, 2016. In addition, the Company’s By-laws currently require that for business to be properly brought before the 2016 Annual Meeting by a stockholder, regardless of whether included in the Company’s proxy statement, the stockholder must give written notice of his or her intention to propose such business to the Secretary of the Company, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices no earlier than March 17, 2016 and no later than April 17, 2016 (except that if less than seventy (70) days’ notice of the date of the 2016 Annual Meeting is given, notice by the stockholder may be delivered or received no later than the tenth (10th) day following the day on which such notice of the date of the 2016 Annual Meeting is given). Such notice must set forth as to each matter the stockholder proposes to bring before the 2016 Annual Meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of Common Stock which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such proposal. The By-laws further provide that the chairman of an annual meeting may refuse to permit any business to be brought before such annual meeting without compliance with the foregoing procedures.

By Order of the Board of Directors,

Walter A. Shephard

Chief Financial Officer and Secretary

Appendix A

Wave Systems Corp.
2015 Long-Term Incentive Plan

Adopted by the Board of Directors: April 24, 2015
Approved by the Stockholders: June 18, 2015
Termination Date: April 24, 2025

1.Purpose.
The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Stock-based incentives to Eligible Persons to encourage such persons to expend maximum effort in the creation of stockholder value.
The Plan replaces the Prior Plans for Awards granted on or after the Effective Date. Awards may not be granted under the Prior Plans beginning on the Effective Date, but the adoption and effectiveness of the Plan will not affect the terms or conditions of any awards granted under the Prior Plans prior to the Effective Date. If the Plan is not approved by the Company’s stockholders at the Company’s 2015 Annual General Meeting of Stockholders, then the Plan will be null and void in its entirety and the Prior Plans will remain in full force and effect in accordance with the terms of such plans.
2.Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

(b)“Award” means any Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Award, or other Stock-based award granted under the Plan.

(c)“Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, an SAR Agreement, a Performance Award Agreement, or an agreement governing the grant of any other Stock-based Award granted under the Plan.

(d)“Board” means the Board of Directors of the Company.

(e)“Cause” means, with respect to any Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (1) the Participant’s plea of nolo contendere, conviction of or indictment for any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony or (ii) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with his employment or service, that has resulted, or could reasonably be expected to result, in material injury to the business or reputation of the Company or its Affiliates, (3) any material violation of the policies of the Company or its Affiliates, including but not limited to those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Company or its Affiliates, or (4) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties. If, subsequent to the Termination of a Participant for any reason other than by the Service Recipient for Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Service Recipient for Cause for all purposes under the Plan, and the Participant shall be required to repay to the Company all amounts received by him or her in connection with Awards following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause. In the event that there is an Award Agreement or Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.

(f)“Change in Control” means the first of the following to occur after the Effective Date:

(1)a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission or pursuant to a Non-Control Transaction) whereby any “person” (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its Affiliates, an employee benefit plan sponsored or maintained by the Company or any of its Affiliates (or its related trust), or any underwriter temporarily holding securities pursuant to an offering of such securities, directly or indirectly acquire “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities eligible to vote in the election of the Board (the “Company Voting Securities”);

(2)the date, within any consecutive twenty-four (24) month period commencing on or after the Effective Date, upon which individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Effective Date whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including but not limited to a consent solicitation) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or
(3)the consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company’s stockholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a “Reorganization”), unless immediately following such Reorganization (i) more than fifty percent (50%) of the total voting power of (A) the corporation resulting from such Reorganization (the “Surviving Company”) or (B) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership of one hundred percent (100%) of the voting securities of the Surviving Company (the “Parent Company”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to the Reorganization, (ii) no person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company (or its related trust), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no Parent Company, the Surviving Company, and (iii) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of the Reorganization are members of the Incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in (i), (ii), and (iii) above shall be a “Non-Control Transaction”); or

(4)the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company’s Affiliates.

Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then occur, and (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.
(g)“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(h)“Committee” means the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.

(i)“Company” means Wave Systems Corp., a Delaware corporation, and its successors by operation of law.

(j)“Corporate Event” has the meaning set forth in Section 11(b) hereof.

(k)“Data” has the meaning set forth in Section 21(d) hereof.

(l)“Disability” means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Participant Agreement.

(m)“Disqualifying Disposition” means any disposition (including any sale) of Stock acquired upon the exercise of an Incentive Stock Option made within the period that ends either (i) two years after the date on which the Participant was granted the Incentive Stock Option or (ii) one year after the date upon which the Participant acquired the Stock.

(n)“Effective Date” means April 24, 2015, which is the date on which the Plan was approved by the Board.

(o)“Eligible Person” means (1) each employee and officer of the Company or any of its Affiliates, including each such employee and officer who may also be a director of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates, (3) each other natural person who provides substantial services to the Company or any of its Affiliates as a consultant or advisor (or a wholly-owned alter ego entity of the natural person providing such services of which such person is an employee, shareholder or partner) and who is designated as eligible by the Committee, and (4) each natural person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment or service with the Company or its Affiliates; provided further, however, that (i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term Affiliate as used in this Section 2(o) shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations in the unbroken chain other than the last corporation owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and (ii) with respect to any Award that is intended to qualify as an Incentive Stock Option, the term “Affiliate” as used in this Section 2(o) shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Code Section 424(f). An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.

(p)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including rules and regulations thereunder and successor provisions and rules and regulations thereto.

(q)“Expiration Date” means the date upon which the term of an Option or Stock Appreciation Right expires, as determined under Section 5(b) or 8(b) hereof, as applicable.

(r)“Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination, or if the closing price is not reported on such date of determination, the closing price on the most recent date on which such closing price is reported. If the Stock is not listed on a national securities exchange, the Fair Market Value shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.

(s)“GAAP” has the meaning set forth in Section 9(f)(3) hereof.

(t)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(u)“Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(v)“Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.

(w)“Option Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

(x)“Participant” means an Eligible Person who has been granted an Award under the Plan, or if applicable, such other Person who holds an Award.

(y)“Participant Agreement” means an employment or other services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.

(z)“Performance Award” means an Award granted to a Participant under Section 9 hereof, which Award is subject to the achievement of Performance Objectives during a Performance Period. A Performance Award shall be designated as a Performance Share, a Performance Unit or a Performance Cash Award at the time of grant.

(aa)“Performance Award Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Performance Award grant.

(ab)“Performance Cash Award” means a Performance Award which is a cash award (for a dollar value not in excess of that set forth in Section 4(c)(1)), the payment of which is subject to the achievement of Performance Objectives during a Performance Period. A Performance Cash Award may also require the completion of a specified period of employment or service.

(ac)“Performance Objectives” means the performance objectives established pursuant to the Plan for Participants who have received Performance Awards.

(ad)“Performance Period” means the period of time designated by the Committee over which the achievement of one or more Performance Objectives will be measured for the purpose of determining a Participant’s right to and the payment of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee.

(ae)“Performance Share” means a Performance Award denominated in shares of Stock which may be earned in whole or in part based upon the achievement of Performance Objectives during a Performance Period.

(af)“Performance Unit” means a Performance Award which may be earned in whole or in part based upon the achievement of Performance Objectives during a Performance Period.

(ag)“Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.

(ah)“Plan” means this Wave Systems Corp. 2015 Long-Term Incentive Plan, as may be amended from time to time.

(ai)“Prior Plans” means the Wave Systems Corp. Amended and Restated 1994 Employee Stock Option Plan and the Wave Systems Corp. 1994 Non-Employee Directors Stock Option Plan, each as amended from time to time.

(aj)“Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” within the meaning of Treasury Regulation Section 1.162-27(c) under Section 162(m) of the Code and “independent directors” as defined under the NASDAQ Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules.

(ak)“Qualified Performance-Based Award” means an Option, Stock Appreciation Right, or Performance Award that is intended to qualify as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(al)“Qualifying Committee” has the meaning set forth in Section 3(b) hereof.

(am)“Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

(an)“Restricted Stock Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock grant.

(ao)“Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.

(ap)“RSU Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual grant of Restricted Stock Units.

(aq)“SAR Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual grant of Stock Appreciation Rights.

(ar)“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including rules and regulations thereunder and successor provisions and rules and regulations thereto.

(as)“Service Recipient” means, with respect to a Participant holding a given Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(at)“Stock” means the Company’s Class A common stock, par value $0.01 per share, and such other securities as may be substituted for such stock pursuant to Section 11 hereof.

(au)“Stock Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 11(b) hereof, Stock Appreciation Rights shall be settled in Stock.

(av)“Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.

3.Administration.

(a)Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, (7) the ability to accelerate the vesting of any outstanding Award at any time and for any reason; and (8) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all persons, including, without limitation, the Company, its stockholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

(b)Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to a Qualified Performance-Based Award or relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, must be taken by the remaining members of the Committee or a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to the Qualifying Committee, and the taking of any action by the Qualifying Committee, shall not be construed as limiting any power or authority of the Committee.

(c)Delegation. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. Any action taken by a delegate pursuant to the immediately preceding sentence shall be deemed the action of the Committee for purposes of the Plan. The Committee may appoint agents to assist it in administering the Plan. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act or is to be granted a Qualified Performance-Based Award must be expressly approved by the Committee or Qualifying Committee in accordance with subsection (b) above.

(d)Section 409A; Section 457A. All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A or Section 457A of the Code shall be interpreted, administered and construed to comply with Section 409A or Section 457A, as applicable, and all Awards made under the Plan that are intended to be exempt from Section 409A or Section 457A shall be interpreted, administered and construed to comply with and preserve such exemption, as applicable. The Committee shall have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan shall govern. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event Section 409A or Section 457A applies to any Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees.

(e)Section 162(m). Notwithstanding anything herein to the contrary, with regard to any provision of the Plan or any Award Agreement that is intended to comply with Section 162(m) of the Code, any action or determination by the Committee shall be permitted only to the extent such action or determination would be permitted under Section 162(m) of the Code. The Plan has been adopted by the Board, with respect to Awards intended to be “performance-based,” to comply with the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

4.Shares Available Under the Plan.

(a)Number of Shares Available for Delivery. Subject to adjustment as provided in Section 11 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall equal the sum of (1) 1,500,000, (2) the number of shares of Stock authorized for issuance or transfer under the Prior Plans that are not subject to awards outstanding or previously exercised or settled as of the Effective Date, and (3) to the extent that an award outstanding under the Prior Plans as of the Effective Date expires or is canceled, forfeited, settled in cash, or otherwise terminated without a delivery to the grantee of the full number of shares to which the award related, the number of shares that are undelivered. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase; provided, however, that the aggregate number of shares of Stock authorized for issuance under the Prior Plans that may become authorized for issuance under the Plan pursuant to this Section 4(a)(3) shall not exceed 2,400,000 shares of Stock (subject to adjustment as provided in Section (a)(3) hereof). Notwithstanding the foregoing, the number of shares of Stock available for issuance hereunder shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NASDAQ Listing Rule

5635(c) and IM-5635-1, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations.

(b)Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without a delivery to the Participant of the full number of shares of Stock to which the Award related, the undelivered shares of Stock will again be available for grant. Shares of Stock withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares delivered to the Participant and shall not again be available for Awards under the Plan.

(c)162(m) Limitation; Incentive Stock Options.

(1)Notwithstanding anything to the contrary herein, at all times when the Company is subject to the provisions of Section 162(m) of the Code, (i) the maximum number of shares of Stock with respect to which Options, Stock Appreciation Rights, and Performance Awards, in each case and to the extent the Award is intended to qualify as a Qualified Performance-Based Award, may be granted to any individual in any one calendar year shall not exceed 750,000 (subject to adjustment as provided in Section 11 hereof); and (ii) the maximum value of the aggregate payment that any individual may receive with respect to a Qualified Performance-Based Award that is valued in dollars in respect of any annual Performance Period is $5,000,000, and for any Performance Period in excess of one (1) year, such amount multiplied by a fraction, the numerator of which is the number of months in the Performance Period and the denominator of which is twelve (12). No Qualified Performance-Based Awards (other than an Option or Stock Appreciation Right) may be granted hereunder based on the Performance Objectives following the first (1st) meeting of the Company’s stockholder that occurs in the fifth (5th) year following the year in which the Company’s stockholders most recently approved the Performance Objectives for purposes of satisfying the “qualified performance-based compensation” exemption under Section 162(m)(4)(C) of the Code unless the Performance Objectives are reapproved (or other designated performance goals are approved) by the stockholders on or before such stockholder meeting.

(2)No more than 3,900,000 shares of Stock (subject to adjustment as provided in Section 11 hereof) reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.

(d)Limitation on Awards to Non-Employee Directors. Notwithstanding anything to the contrary herein, the maximum number of shares of Stock that may be subject to Awards granted to any non-employee director of the Company in any one calendar year, taken together with any cash fees paid to such non-employee director during the calendar year, shall not exceed $500,000 in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Stock Award granted in a previous year).

5.Options.

(a)General. Certain Options granted under the Plan are intended to qualify as Incentive Stock Options. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to Section 2(o) hereof) of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical.

(b)Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

(c)Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant; provided, however, the applicable exercise price shall not be less than the Fair Market Value on the date of grant, subject to subsection (g) below in the case of any Incentive Stock Option.

(d)Payment for Stock. Payment for shares of Stock acquired pursuant to Options granted hereunder shall be made in full upon exercise of an Option (1) in immediately available funds in United States dollars, or by certified or bank cashier’s check, (2) by delivery of shares of Stock having a value equal to the exercise price, (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations, or (4) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Anything herein to the contrary notwithstanding, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

(e)Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires.

(f)Termination of Employment or Service. Except as provided by the Committee in an Option Agreement, Participant Agreement or otherwise:

(1)In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s outstanding Options shall cease, (B) all of such Participant’s outstanding unvested Options shall terminate as of the date of such Termination, and (C) each of such Participant’s outstanding vested Options shall terminate on the earlier of the applicable Expiration Date and the date that is ninety (90) days after the date of such Termination.

(2)In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s outstanding Options shall cease, (ii) all of such Participant’s outstanding unvested Options shall expire as of the date of such Termination, and (iii) each of such Participant’s outstanding vested Options shall terminate on the earlier of the applicable Expiration Date and the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Options shall remain exercisable by the person or persons to whom a Participant’s rights under the Options pass by will or by the applicable laws of descent and distribution until their expiration, but only to the extent that the Options were vested by such Participant at the time of such Termination.

(3)In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s outstanding Options (whether or not vested) shall immediately expire as of the date of such Termination.

(g)Special Provisions Applicable to Incentive Stock Options.

(1)No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.

(2)To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(3)Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

6.Restricted Stock.

(a)General. Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b), and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Unless otherwise set forth in a Participant’s Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b)Vesting and Restrictions on Transfer. Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, until such time as the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock.

(c)Termination of Employment or Service. Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock has vested, (1) all vesting with respect to such Participant’s Restricted Stock shall cease, and (2) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the original purchase price paid for the Restricted Stock, or if the original purchase price is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

7.Restricted Stock Units.

(a)General. Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which agreements need not be identical.

(b)Vesting. Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.

(c)Settlement. Restricted Stock Units shall be settled in Stock, cash, or property, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement. Unless otherwise set forth in a Participant’s RSU Agreement, a Participant shall not be entitled to dividends, if any, with respect to Restricted Stock Units prior to the actual delivery of shares of Stock.

(d)Termination of Employment or Service. Except as provided by the Committee in an RSU Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock Units have been settled, (1) all vesting with respect to such Participant’s Restricted Stock Units shall cease, (2) each of such Participant’s outstanding unvested Restricted Stock Units shall be forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.

8.Stock Appreciation Rights.

(a)General. Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical.

(b)Term. The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

(c)Base Price. The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that the applicable base price shall not be less than the Fair Market Value on the date of grant.

(d)Vesting. Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement. Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires.

(e)Payment upon Exercise. Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date. For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.

(f)Termination of Employment or Service. Except as provided by the Committee in a SAR Agreement, Participant Agreement or otherwise:

(1)In the event of a Participant’s Termination for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s outstanding Stock Appreciation Rights shall cease, (B) each of such Participant’s outstanding unvested Stock Appreciation Rights shall expire as of the date of such Termination, and (C) each of such Participant’s outstanding vested Stock Appreciation Rights shall remain exercisable until the earlier of the applicable Expiration Date and the date that is ninety (90) days after the date of such Termination.

(2)In the event of a Participant’s Termination by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s outstanding Stock Appreciation Rights shall cease, (ii) each of such Participant’s outstanding unvested Stock Appreciation Rights shall expire as of the date of such Termination, and (iii) each of such Participant’s outstanding vested Stock Appreciation Rights shall remain exercisable until the earlier of the applicable Expiration Date and the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Stock Appreciation Rights shall remain exercisable by the person or persons to whom a Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until their expiration, but only to the extent that the Stock Appreciation Rights were vested by such Participant at the time of such Termination.

(3)In the event of a Participant’s Termination by the Service Recipient for Cause, all of such Participant’s outstanding Stock Appreciation Rights (whether or not vested) shall immediately expire as of the date of such Termination.

9.Performance Awards.

(a)General. Performance Awards may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Performance Awards, including the determination of the Committee with respect to the form of payout of Performance Awards, shall be set forth in separate Performance Award Agreements, which agreements need not be identical. Unless otherwise set forth in an Award Agreement evidencing a Participant’s Performance Award, (i) cash dividends and stock dividends, if any, with respect to the Performance Shares shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the Performance Shares to which such dividends relate and (ii) a Participant shall not be entitled to dividends, if any, with respect to Performance

Units that are not earned and vested. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b)Value of Performance Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of the Stock on the date of grant. Each Performance Award Agreement in respect of any Performance Cash Award shall specify the dollar amount payable under the Performance Cash Award. In addition to any other non-performance terms included in the Performance Award Agreement, the Committee shall set the applicable Performance Objectives in its discretion, which objectives, depending on the extent to which they are met, will determine the value and number of Performance Units or Performance Shares, or the value of the Performance Cash Award, as the case may be, that will be paid out to the Participant.

(c)Earning of Performance Awards. Upon the expiration of the applicable Performance Period or other non-performance-based vesting period, if longer, the holder of a Performance Award shall be entitled to receive the following payouts: (1) if the holder holds Performance Units or Performance Shares, payout on the value and number of the applicable Performance Units or Performance Shares earned by the Participant over the Performance Period, or (2) if the holder holds a Performance Cash Award, payout on the value of the Performance Cash Award earned by the Participant over the Performance Period, in any case, to be determined as a function of the extent to which the corresponding Performance Objectives have been achieved and any other non-performance-based terms met. The Committee may specify a target, threshold or maximum amount payable and may set a formula for determining the amount of Performance Awards earned if performance is at or above the threshold level but falls short of the maximum achievement of the specified Performance Objectives.

(d)Form and Timing of Payment of Performance Awards. Payment of earned Performance Awards shall be as determined by the Committee and as evidenced in the Performance Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, Stock, or other Awards (or in a combination thereof) equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Unless otherwise determined by the Committee, earned Performance Cash Awards shall be paid in cash. Any cash, Stock, or other Awards issued in connection with a Performance Award may be issued subject to any restrictions deemed appropriate by the Committee.

(e)Termination of Employment or Service. Except as provided by the Committee in a Performance Award Agreement, Participant Agreement or otherwise, if, prior to the time that the applicable Performance Period has expired, a Participant undergoes a Termination for any reason, all of such Participant’s Performance Awards shall be forfeited by the Participant to the Company for no consideration.

(f)Performance Objectives.

(1)Each Performance Award shall specify the Performance Objectives that must be achieved before such Award shall become earned. The Company may also specify a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(2)With respect to Qualified Performance-Based Awards, Performance Objectives shall be limited to specified levels of or increases in one or more of the following business criteria (alone or in combination with any other criterion, whether gross or net, before or after taxes, and/or before or after other adjustments, as determined by the Committee): (i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on equity, financial return ratios, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) balance sheet measurements; (xiv) cumulative earnings per share growth; (xv) operating margin, profit margin, or gross margin; (xvi) stock price or total stockholder return; (xvii) cost or expense targets, reductions and savings, productivity and efficiencies; (xviii) sales or sales growth; (xix) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons; (xx) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (xxi) billings, billings growth, or rate of billings growth; and (xxii)  to the extent that an Award is not intended to be a Qualified Performance-Based Award, other measures of performance selected by the Committee. Performance Objectives may be established on a Company-wide basis, project or geographical basis or, as the context permits, with respect to one or more business units, divisions, lines of business or business segments, subsidiaries, products, or other operational units or administrative departments of the Company (or in combination thereof) or may be related to the performance of an individual Participant and may be expressed in absolute terms, or relative or comparative to (A) current internal targets or budgets, (B) the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units), (C) the performance of one or more similarly situated companies, (D) the performance of an index covering multiple companies, or (E) other external measures of the selected performance criteria. Performance Objectives may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

(3)The business criteria mentioned above (i) may be combined with cost of capital, assets, invested capital and shareholder equity to form an appropriate measure of performance and (ii) shall have any reasonable definitions that the Committee may specify. Unless specified otherwise by the Committee (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Objectives at the time the Performance Objectives are established, the Committee, in its sole discretion, will appropriately make adjustments in the method of calculating the attainment of Performance Objectives for a Performance Period to provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with Generally Accepted Accounting Principles (“GAAP”), to any of the business criteria described above for one or more of the following items of gain, loss, profit or expense: (a) determined to be extraordinary, unusual or non-recurring in nature; (b) related to changes in accounting principles under GAAP or tax laws (including, without limitation, any adjustments that would result in the Company paying non-deductible compensation to a Participant); (c) related to currency fluctuations; (d) related to financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (e) related to restructuring, divestitures, productivity initiatives or new business initiatives; (f) related to discontinued operations that do not qualify as a segment of business under GAAP; (g) attributable to the business operations of any entity acquired by the Company during the fiscal year; (h) non-operating items; and (i) acquisition or divestiture expenses.

(g)Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as a Qualified Performance-Based Award, the Committee will establish the Performance Objectives applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period, and (b) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Objectives remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as a Qualified Performance-Based Award, the Committee will certify the extent to which any Performance Objectives and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Stock).

(h)Negative Discretion. Notwithstanding satisfaction of any completion of any Performance Objectives, the number of shares of Stock, cash or other benefits granted, issued, retainable and/or vested under a Performance Award on account of satisfaction of such Performance Objectives may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

10.Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

11.Adjustment for Recapitalization, Merger, etc.

(a)Capitalization Adjustments. The aggregate number of shares of Stock that may be granted or purchased pursuant to Awards (as set forth in Section 4 hereof), the numerical share limits in Section 4, the number of shares of Stock covered by each outstanding Award, and the price per share of Stock underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (1)  in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan.

(b)Corporate Events. Notwithstanding the foregoing, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), the Committee may, in its discretion, provide for any one or more of the following:

(1)The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in subsection (a) above, and to the extent that such Awards are Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria, such Performance Objectives or similar performance criteria shall be adjusted appropriately to reflect the Corporate Event;

(2)The acceleration of vesting of any or all Awards, subject to the consummation of such Corporate Event, with any Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria deemed earned (i) based on actual performance through the date of the Corporate Event, or (ii) at the target level (or if no target is specified, the maximum level), in the event actual performance cannot be measured through the date of the Corporate Event, in each case, with respect to all unexpired Performance Periods;

(3)The cancellation of any or all Awards (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation equal to the amount payable pursuant to any Cash Award or, with respect to other Awards, an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options, Stock Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;

(4)The cancellation of any or all Options, Stock Appreciation Rights and other Awards subject to exercise (whether vested or unvested) as of the consummation of such Corporate Event; provided, that, all Options, Stock Appreciation Rights and other Awards to be so cancelled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten (10) days prior to such Corporate Event, with any exercise during such period of any unvested Options, Stock Appreciation Rights or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and

(5)The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this subsection (b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.
(c)Fractional Shares. Any adjustment provided under this Section 11 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award.

(d)Double-Trigger Vesting. Notwithstanding any other provisions of the Plan, an Award Agreement or Participant Agreement to the contrary, with respect to any Award that is assumed or substituted in connection with a Change in Control, the vesting, payment, purchase or distribution of such Award may not be accelerated by reason of the Change in Control for any Participant unless the Participant’s employment is involuntarily terminated, as a result of the Change in Control. For purposes of this Section 11, a Participant’s employment will be deemed to have been involuntarily terminated as a result of a Change in Control if it is involuntarily terminated other than for Cause (including the Participant’s resignation for “good reason” or “constructive termination” (or similar term) under a Participant Agreement), or is terminated under circumstances which entitle the Participant to mandatory severance payment(s) pursuant to applicable law, in each case, at any time beginning on the date of the Change in Control up to and including the second (2nd) anniversary of the Change in Control.

12.Use of Proceeds.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.
13.Rights and Privileges as a Stockholder.

Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that person.
14.Transferability of Awards.

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.
15.Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.
16.Compliance with Laws.

The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the Securities and Exchange Commission pursuant to the Securities Act (or with a similar non-United States regulatory agency pursuant to a similar law or regulation) or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.
17.Withholding Obligations.

As a condition to the vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the minimum amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election). The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable; provided, however, that the aggregate Fair Market Value of the number of shares of Stock that may be used to satisfy tax withholding requirements may not exceed the minimum statutorily required withholding amount with respect to such Award.
18.Amendment of the Plan or Awards.

(a)Amendment of Plan. The Board or the Committee may amend the Plan at any time and from time to time.

(b)Amendment of Awards. The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.

(c)Stockholder Approval; No Material Impairment. Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 11 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.

(d)No Repricing of Awards Without Stockholder Approval. Notwithstanding subsection (a) or (b) above, or any other provision of the Plan, the repricing of Awards shall not be permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 11(a) hereof), (2) any other action that is treated as a repricing under GAAP, and (3) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 11(b) hereof.
19.Termination or Suspension of the Plan.

The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board and (ii) the date the stockholders of the Company approve the Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.
20.Effective Date of the Plan.

The Plan is effective as of the Effective Date, subject to stockholder approval.

21.Miscellaneous.

(a)Certificates. Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

(b)Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares of Stock) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

(c)Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.

(d)Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(e)Participants Outside of the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non-United States tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Award may be modified under this Section 21(e) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non-United States nationals or are primarily employed or providing services outside the United States.

(f)Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any member of the Company Group is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g)No Liability of Committee Members. Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(h)Payments Following Accidents or Illness. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(i)Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of laws thereof.

(j)Electronic Delivery. Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access).

(k)Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.

(l)Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.

(m)Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Appendix B

WAVE SYSTEMS CORP.

AMENDED AND RESTATED
1994 EMPLOYEE STOCK OPTION PLAN
(as amended by the Board of Directors on March 8, 2013 and December 17, 2014)

I.PURPOSE

Wave Systems Corp. (the “Company”) desires to afford certain directors, officers and other key employees of the Company and its subsidiaries who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons interest in and a greater concern for the welfare of the Company.
The stock options offered pursuant to this Amended and Restated 1994 Stock Option Plan (the “Plan”) are a matter of separate inducement and are not in lieu of any salary or other compensation for services.
The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.
The options granted under the Plan may be designated as either incentive stock options (“Incentive Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or options that do not meet the requirements for Incentive Options (“Non-Qualified Options”) but the Company makes no warranty as to the qualification of any option as an Incentive Option.

II.AMOUNT OF STOCK SUBJECT TO THE PLAN

The total number of shares of Class A common stock of the Company which may be purchased pursuant to the exercise of options granted under the Plan, including pursuant to the exercise of Incentive Options, shall not exceed, in the aggregate, 6,250,000 shares of the authorized Class A common stock, $0.01 par value, per share, of the Company (the “Shares”).
Shares, which may be acquired under the Plan, may be either authorized but unissued Shares or Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that options granted under the Plan expire or terminate without having been exercised, new options may be granted with respect to the Shares covered by such expired or terminated option, provided that the grant and the terms of such new options shall in all respects comply with the provisions of the Plan.

III.ADMINISTRATION

The Board of Directors of the Company (the “Board of Directors”) shall designate from among its members an option committee (the “Committee”) to administer the Plan. The Committee shall consist of no fewer than two (2) members of the Board of Directors, each of whom shall be a “Non-Employee Director” within the meaning of Rule 16b-3 (Rule “16b-3”) (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors; provided, however, that, with respect to the participation in the Plan by persons who are members of the Board of Directors, such powers and functions of the Committee may be exercised by the Board of Directors only if, at the time of such exercise, all of the members of the Board of Directors acting in the particular matter, are “Non-Employee Directors” within the meaning of Rule 16b-3 (or any successor rule or regulation).
Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, shall have authority, in its discretion, to determine the persons to whom options shall be granted, the time when such options shall be granted, the number of Shares which shall be subject to each option, the purchase price of each Share which shall be subject to each option, the period(s) during which such options shall be exercisable (whether in whole or in part) and the other terms and provisions thereof. Each option granted under the Plan shall be evidenced by an agreement duly executed on behalf of the Company. Each such agreement shall comply with and be subject to the terms and conditions of the Plan. Any such agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board of Directors or the Committee, as the case may be.
Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, also shall have authority to construe the Plan and options granted thereunder, to amend the Plan and options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective options (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan.
The determination of the Board of Directors or the Committee, as the case may be, on matters referred to in this Article III shall be conclusive.
The Board of Directors or the Committee, as the case may be, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors or the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

IV.ELIGIBILITY

Options may be granted only to directors, officers and key employees of the Company and its subsidiaries who are not members of the Committee and any former employee of the Company who has been granted an option during the Company’s 2014 fiscal year; provided that no person shall be eligible if the granting of such award to such person would prevent the satisfaction by the Plan of the general exemptive conditions of Rule 16b-3. The term “key employees” shall include executives, supervisors, personnel and consultants and other employees of the Company or a subsidiary of the Company. No employee shall be granted options covering more than 300,000 Shares (450,000 Shares for the Company’s 2014 fiscal year) in any fiscal year of the Company (subject, in each case, to adjustment as provided in Article XI).
An Incentive Option shall not be granted to any person who, at the time the option is granted, owns stock of the Company or any subsidiary or parent of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary or parent of the Company (a “10% Shareholder”) unless (i) the option price is at least one hundred ten percent (110%) of the fair market value per share (as defined in Article VI) of the stock subject to the option and (ii) the option is not exercisable after the fifth anniversary of the date of grant of the option. In determining stock ownership of an employee, the rules of Section 424(d) of the Code shall be applied, and the Board of Directors or the Committee, as the case may be, may rely on representations of fact made to it by the employee and believed by it to be true.

V.MAXIMUM ALLOTMENT OF INCENTIVE OPTIONS

If the aggregate fair market value of stock with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company and any parent or any subsidiary of the Company) exceeds $100,000, any options which otherwise qualify as Incentive Options, to the extent of the excess, will be treated as Non-Qualified Options.

VI.OPTION PRICE AND PAYMENT

The price per Share under any option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall determine but, subject to Article IV above, such price shall not be less than one hundred percent (100%) of the fair market value of the Shares subject to such option, as determined in good faith by the Board of Directors or the Committee, as the case may be, at the date the option is granted.
If the Shares are listed on a national securities exchange in the United States on the date any Option is granted, the fair market value per Share shall be based on such reasonable method as the Committee may select using actual transactions in such stock on the date next preceding the date upon which the Option is granted, or if the Shares are not traded on such date, or such national securities exchange is not open for business on such date, as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share. If the Shares are not traded publicly, the fair market value of the Shares shall be determined in good faith by the Board.

VII.TERM OF OPTIONS AND LIMITATIONS

VIII.ON THE RIGHT OF EXERCISE

The term of each option will be for such period as the Board of Directors or the Committee, as the case may be, shall determine, provided that, except as otherwise provided herein, in no event may any option granted hereunder be exercisable more than ten (10) years from the date of grant of such option (five years in the case of an Incentive Option granted to a 10% Shareholder). Each option shall become exercisable in such installments and at such times as may be designated by the Board of Directors or the Committee, as the case may be, and set forth in the agreement related to the grant of options. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.
The Board of Directors or the Committee, as the case may be, shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any option granted hereunder.
To the extent that an option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

IX.EXERCISE OF OPTIONS

(a)Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased, accompanied by payment therefore made to the Company for the full purchase price of such Shares. The date of actual receipt by the Company of such notice shall be deemed the date of exercise of the option with respect to the Shares being purchased.

Upon the exercise of an option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the Board of Directors or the Committee, as the case may be, in its discretion, may permit the holder of an option, to the extent permitted by applicable law, to exercise an option in whole or in part, by delivering to the Company unrestricted Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the option being exercised. The fair market value of the Shares so delivered shall be determined as of the date immediately preceding the date on which the option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations. For purposes of this paragraph, the provisions of Article VI hereof relating to the fair market value of Shares shall apply in all respects.
Notwithstanding the foregoing, the Company, in its sole discretion, may establish cashless exercise procedures whereby an option holder, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an option or a portion thereof without making a direct payment of the option price to the Company, including a program whereby option shares would be sold on behalf of and at the request of an option holder by a designated broker and the exercise price would be satisfied out of the sale proceeds and delivered to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any option holder wishing to utilize the cashless exercise program.
(b)Options granted under the Plan may, in the discretion of the Board of Directors or the Committee, as the case may be, include the right to acquire a reload option (a “Reload Option”). The Reload Option shall give the holder thereof the right to purchase a number of Shares equal to the number of Shares tendered by an optionee in exercising an option, and the number of whole Shares, if any, withheld by the Company as payment for any withholding taxes due. The exercise price of the Reload Option shall equal the fair market value of the Shares on the date of grant of the Reload Option and the term of the Reload Option shall end on the expiration date of the option with respect to which the Reload Option was granted.

X.NONTRANSFERABILITY OF OPTIONS

An option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

XI.TERMINATION OF EMPLOYMENT

Upon termination of employment of any employee with the Company or any subsidiary of the Company any option previously granted to such employee, unless otherwise specified by the Board of Directors or the Committee, as the case may be, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:
(a)if the employee shall die while in the employ of the Company or any subsidiary of the Company or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an option as herein provided, the legal representative of such employee, or such person who acquired such option by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such option grant; and

(b)if the employment of any employee to whom such option shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Board of Directors or the Committee, as the case may be) or disability (as described in Section 22(e)(3) of the Code), and while such employee is entitled to exercise such option as herein provided, such employee shall have the right to exercise such option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such option at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

In no event, however, shall any person be entitled to exercise any option after the expiration of the period of exercisability of such option as specified therein.
If an option granted hereunder shall be exercised by the legal representative of a deceased employee or former employee, or by a person who acquired an option granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such option.
A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary of the Company or (ii) the transfer of an employee from employment by a subsidiary of the Company to employment by the Company or by another subsidiary of the Company.

XII.ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, the Board of Directors or the Committee, as the case may be, shall make any adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares for which options may be granted to any one employee, the number of Shares and price per Share subject to outstanding options and such other adjustments as shall be equitable to prevent dilution or enlargement of rights under such options, and the determination of the Board of Directors or the Committee, as the case may be, as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code without the consent of the grantee.

XIII.CHANGE OF CONTROL

Notwithstanding anything contained herein to the contrary, in the event of a Change in Control (as hereinafter defined) all options then outstanding shall become immediately exercisable as to all Shares remaining unexercised thereunder. For purposes of this Section, a Change in Control is deemed to occur at the time when either (i) any entity, person or group (other than the Company, any subsidiary of the Company or any savings, pension or other benefit plan for the benefit of the employees of the Company or its subsidiaries) which theretofore beneficially owned less than 20% of the combined voting power of the Class A Common Stock and Class B Common Stock of the Company then outstanding, acquires common stock of the Company in a transaction or series of transactions, not previously approved by the Board of Directors, that results in such entity, person or group directly or indirectly owning at least 20% of the combined voting power of the Class A Common Stock and Class B Common Stock of the Company then outstanding, or (ii) the election or appointment, within a twelve (12) month period, of persons to the Board of Directors who are not directors at the beginning of such twelve (12) month period, whose election or appointment was not approved by a majority of those persons who were Board members at the beginning of such period, and which newly elected or appointed Board members shall constitute a majority of the Board of Directors.

XIV.RIGHT TO TERMINATE EMPLOYMENT

The Plan shall not impose any obligation on the Company or any subsidiary of the Company to continue the employment of any holder of an option and it shall not impose any obligation on the part of any holder of an option to remain in the employ of the Company or of any subsidiary thereof.

XV.PURCHASE FOR INVESTMENT

Upon the request of the Board of Directors or the Committee, as the case may be, the holder of an option granted hereunder shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

XVI.ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

Upon any exercise of an option which may be granted hereunder and payment of the purchase price, a certificate or certificates for the Shares as to which the option has been exercised shall be issued by the Company in the name of the person exercising the option and shall be delivered to or upon the order of such person or persons.
The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an option granted hereunder and may issue such “stop transfer” instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.
The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares upon exercise of an option, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities

Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states).
All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

XVII.WITHHOLDING TAXES

The Company may require an employee exercising a Non-Qualified Option or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code) to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or disposition of Shares. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the employee upon such terms and conditions as the Board of Directors or the Committee, as the case may be, shall prescribe. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, modify the provisions of this Article XVI or impose such other restrictions or limitations as may be necessary to ensure that the withholding transactions described above will be exempt transactions under Section 16(b) of the Exchange Act.
If an optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such optionee pursuant to the exercise of an Incentive Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the optionee pursuant to such exercise, the optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

XVIII.LISTING OF SHARES AND RELATED MATTERS

If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XIX.AMENDMENT OF THE PLAN

The Board of Directors or the Committee, as the case may be, may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of Shares which may be issued under the Plan (other than an increase resulting from an adjustment provided for in Article XI), (ii) modify the provisions of the Plan relating to eligibility, (iii) materially increase the benefits accruing to participants under the Plan, or (iv) extend the maximum period of the Plan. The Board of Directors or the Committee, as the case may be, shall be authorized to amend the Plan and the options granted hereunder to permit the Incentive Options granted hereunder to qualify as incentive stock options within the meaning of Section 422 of the Code and to comply with Rule 16b-3. The rights and obligations under any option granted before amendment of the Plan or any unexercised portion of such option shall not be adversely affected by amendment of the Plan or the option without the consent of the holder of the option.

XX.TERMINATION OR SUSPENSION OF THE PLAN

The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors, shall terminate at the close of business on the Termination Date (as hereinafter defined). An option may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the option was granted. The power of the Board of Directors or the Committee, as the case may be, to construe and administer any options granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

XXI.GOVERNING LAW

The Plan, such options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

XXII.PARTIAL INVALIDITY

The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXIII.EFFECTIVE DATE

The Plan was originally adopted by the Board of Directors on January 18, 1994. The Plan was amended by the Board on May 22, 2003 to extend the termination date from January 1, 2004 to January 1, 2009, which shareholders approved on November 21, 2003, and on April 12, 2007 to extend the termination date from January 1, 2009 to July 1, 2014, which shareholders approved on May 21, 2007. The Plan was further amended by the Board of Directors on March 11, 2011 to extend the termination date of the Plan from July 1, 2014 to July 1, 2019 (the “Termination Date”), which shareholders approved on June 14, 2011.

Wave Systems Corp.
Lee, Massachusetts
April 30, 2015

The Company will provide without charge to each person solicited hereby, upon the written request of any such person, a copy of the Company’s Proxy Statement and Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on March 9, 2015. Requests should be made to Wave Systems Corp., Attention: Secretary, 480 Pleasant Street, Lee, Massachusetts 01238.

WAVE SYSTEMS CORP.
PROXY
For the 2015 Annual Meeting of the Stockholders of Wave Systems Corp.
This proxy is solicited on behalf of the Board of Directors
The undersigned hereby appoints each of William M. Solms and Walter A. Shephard, with power to act alone and with full power of substitution, as proxy to vote the shares that the undersigned is entitled to vote at the 2015 Annual Meeting of the Company to be held at the Dolce Hayes Mansion, 200 Edenvale Avenue, San Jose, California, on June 18, 2015, commencing at 2:00 p.m. PST, and at any adjournments thereof with all the powers the undersigned would possess if personally present, as specified on the ballot below on the matters listed below and, in accordance with his discretion, on any other business that may come before the meeting, and revokes all proxies given by the undersigned with respect to the shares covered hereby.
(Continued and to be signed on Reverse Side)
Please date, sign and mail your
proxy card back as soon as possible!

2015 Annual Meeting of Stockholders
WAVE SYSTEMS CORP.

June 18, 2015
Please Detach and Mail in the Envelope Provided

The Board of Directors recommends a vote FOR each of the proposals listed below. Please mark your vote with an “X”, as in this example: ☒
1.    Election of Directors:

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		For	Against	Abstain
a)	Nolan Bushnell	☐	☐	☐

b)	R. Stephen Cheheyl	☐	☐	☐

c)	David Côté	☐	☐	☐

d)	Lorraine Hariton	☐	☐	☐

e)	William M. Solms	☐	☐	☐

2.    To approve the Wave Systems Corp. 2015 Long-Term Incentive Plan:

☐	For
☐	Against

☐	Abstain
3.    To approve an amendment to the Wave Systems Corp. Amended and Restated 1994 Employee Stock Option Plan increasing the limit on the number of shares that may be subject to stock options awarded to an employee in any fiscal year and expanding the class of eligible participants:

☐	For
☐	Against

☐	Abstain
4.    To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement:

☐	For
☐	Against

☐	Abstain
5.    Ratification of KPMG LLP as Independent Registered Public Accounting Firm for 2015:

☐	For
☐	Against

☐	Abstain
6.    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
MARK HERE FOR ADDRESS CHANGE ☐ AND NOTE AT LEFT

2

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no contrary direction is made, this proxy will be voted FOR Proposal Nos. 2, 3, 4, 5 and 6.
Dated:     , 2015

Signature
NOTE: This proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. For joint accounts, each owner should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer.

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